                                                                    EXHIBIT 25.1



                                                     Filed pursuant to:
                                                     Registration No.: 333-87970
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

[ ]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                         41-1592157
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
MINNEAPOLIS, MINNESOTA                                      55479
(Address of principal executive offices)                    (Zip code)

                       STANLEY S. STROUP, GENERAL COUNSEL
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        SIXTH STREET AND MARQUETTE AVENUE
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-1234
            (Name, address and telephone number of Agent for Service)

                          -----------------------------

                          NISSAN AUTO RECEIVABLES TRUST
                     (Issuer with respect to the securities)
                     NISSAN AUTO RECEIVABLES CORPORATION II
         (Exact names of the registrants as specified in their charters)

DELAWARE                                                    95-4831541
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

990 W. 190TH STREET
TORRANCE, CALIFORNIA                                        90502
(Address of principal executive offices)                    (Zip code)

                          -----------------------------

                             ASSET BACKED SECURITIES
                       (Title of the indenture securities)

================================================================================

                                                     Filed pursuant to:
                                                     Registration No.: 333-87970

Item 1. General Information. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                      Comptroller of the Currency
                      Treasury Department
                      Washington, D.C.

                      Federal Deposit Insurance Corporation
                      Washington, D.C.

                      The Board of Governors of the Federal Reserve System Washington, D.C.

               (b) Whether it is authorized to exercise corporate trust powers.

                      The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1, pursuant to General Instruction B, because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.   Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

        Exhibit 1.    a.     A copy of the Articles of Association of the
                             trustee now in effect.

        Exhibit 2.    a.     A copy of the certificate of authority of the
                             trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                             Northwestern National Bank of Minneapolis.

                      b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.

                      c. A copy of the certificate dated November 18, 1983 from the office of the Comptroller of the Currency, acknowledging the change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis on January 12, 1943 and further acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.

                      d. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."

                      e. A copy of the certification from the Comptroller of the Currency dated July 10, 2000 authorizing Norwest Bank Minnesota, National Association to change its name to "Wells Fargo Bank Minnesota, National Association" effective July 8, 2000.

        Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.

        Exhibit 4.    Copy of By-laws of the trustee as now in effect.

        Exhibit 5.    Not applicable.

        Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

        Exhibit 7. Consolidated Reports of Condition and Income of the trustee as of March 31, 2002.

        Exhibit 8.    Not applicable.

        Exhibit 9.    Not applicable.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 31st day of May, 2002





                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION


                                          /s/ Cheryl Zimmerman
                                        ----------------------------------------
                                        Cheryl Zimmerman
                                        Corporate Trust Officer

                                                                     EXHIBIT 1a.

                            ARTICLES OF ASSOCIATION
                                       OF
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION


     FIRST. The title of this Association shall be Wells Fargo Bank Minnesota, National Association: the Association in conjunction with its said legal name may also use Wells Fargo Bank Minnesota, N.A.

     SECOND. The main office of this Association shall be in the City of Minneapolis, County of Hennepin, State of Minnesota. The general business of the Association shall be conducted at its main office and its branches.

     THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five persons, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof.

Each director, during the full term of his or her directorship, shall own a minimum of $1.000 par value of stock of this Association or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over this Association within the meaning of Section 2 of the Bank Holding Company Act of 1956.

The Board of Directors, by the vote of a majority of the full Board, may, between annual meetings of shareholders, fill vacancies created by the death, incapacity or resignation of any director and by the vote of a majority of the full Board may also, between annual meetings of shareholders, increase the membership of the Board by not more than four members and by like vote appoint qualified persons to fill the vacancies created thereby; provided, however, that at no time shall there be more than twenty-five directors of this Association; and provided further, however, that not more than two members may be added to the Board of Directors in the event that the total number of directors last elected by shareholders was fifteen or less.

     FOURTH. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office, or such other place as the Board of Directors may designate, on the day of each year specified therefor in the Bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

     FIFTH. The amount of capital stock of this Association shall be One Hundred Million Dollars ($100,000,000), divided into 1,000,000 shares of common stock of the par value of One Hundred Dollars ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

     No holder of shares of the capital stock of any class of this Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

     The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

     SIXTH. The Board of Directors shall appoint one of its members President of this Association, who shall act as Chairman of the Board, unless the Board appoints another director to act as Chairman. In the event the Board of Directors shall appoint a President and a Chairman, the Board shall designate which person shall act as the chief executive officer of this Association. The Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

     The Board of Directors shall have the power to define the duties of the officers and employees of this Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of this Association shall be made; to manage and administer the business and affairs of this Association; to make all Bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

     SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Minneapolis, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

     NINTH. The Board of Directors, the Chairman, the President, or any one or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his or her address as shown upon the books of this Association. Any action required or permitted to be taken at an annual or special meeting of the shareholders of the Association may be taken without prior written notice and without any meeting if such action is taken by written action, containing a waiver of notice, signed by all of the shareholders entitled to vote on that action.

        TENTH: To the extent permitted by applicable law and regulation:

        (a) Elimination of Certain Liability of Directors. A director of the Association shall not be personally liable to the Association or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Association or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

        (b)(1) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Association or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Association to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Association to provide broader indemnification rights than said law permitted the Association to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement except to the extent prohibited by 12 CFR 7.5217(b)) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Association shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Association. The right to indemnification conferred in this paragraph (b) shall be a contract right and shall include the right to be paid by the Association the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Association of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this paragraph (b) or otherwise. The Association may, by action of its Board of Directors, provide indemnification to employees and agents of the Association with the same scope and effect as the foregoing indemnification of directors and officers.

     (2) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this paragraph (b) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Association, by-law, agreement, vote of shareholders or disinterested directors or otherwise.

     (3) Insurance. Except to the extent prohibited by 12 CFR 7.5217(d), the Association may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Association or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Association would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     ELEVENTH. The Association shall continue to maintain the Liquidation Account established pursuant to Section 8 of the Federal Stock Charter of Norwest Savings Bank, F.S.B. Pursuant to the requirements of the Office of Thrift Supervision's regulations (12 C.F.R. part 563b Subchapter D), the Association shall maintain the Liquidation Account for the benefit of those Account Holders of the predecessor of Norwest Savings Bank, F.S.B. (First Minnesota Savings Bank, F.S.B.) which maintained accounts at First Minnesota Savings Bank as of October 31, 1989 ("eligible savers"). In the event of a complete liquidation of the Association, it shall comply with such regulations with respect to the amount and the priorities on liquidation of each of the eligible saver's inchoate interest in the Liquidation Account, to the extent it is still in existence: Provided, That an eligible saver's inchoate interest in the Liquidation Account shall not entitle such eligible saver to any voting rights at meetings of the Association's stockholders.

     TWELFTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of holders of such greater amount.

                                                                      Exhibit 2a

                                    No. 2006


                         TREASURY DEPARTMENT.
                              OFFICE OF COMPTROLLER OF THE CURRENCY,
                              WASHINGTON, June 28th, 1872



     WHEREAS, by satisfactory evidence presented to the undersigned, it has been made to appear that "The North Western National Bank of Minneapolis" in the City of Minneapolis in the County of Hennepin, and State of Minnesota, has been duly organized under and according to the requirements of the Act of Congress entitled "An Act to provide a National Currency secured by a pledge of United States bonds, and to provide for the circulation and redemption thereof;" approved June 3, 1804, and has complied with all the provisions of said Act required to be complied with before commencing the business of Banking under said Act.

     NOW, THEREFORE, I John Jay Knox, Comptroller of the Currency, do hereby certify that The North Western National Bank of Minneapolis in the City of Minneapolis in the County of Hennepin and State of Minnesota is authorized to commence the business of Banking under the Act aforesaid.

     In testimony whereof, witness my hand and seal of office, this 28th day of June, 1872.


                                                         /s/ JOHN JAY KNOX
                                                     ---------------------------
                                                             John Jay Knox
                                                     Comptroller of the Currency

                                                                      EXHIBIT 2b
[SEAL]
                               TREASURY DEPARTMENT
Charter                                                                  Control
2006               BUREAU OF THE COMPTROLLER OF THE CURRENCY             No. 516

                                               Washington, D.C., January 2, 1934

     WHEREAS, by satisfactory evidence presented to the undersigned, it has been made to appear that the directors and shareholders of The North Western National Bank of Minnesota, located in the City of Minneapolis in the County of Fennepin and State of Minneapolis, and the directors and shareholders of The Minnesota Loan and Trust company located in the City of Minneapolis, in the County of Fennepin and State of Minnesota, have complied with all the provisions of an Act of Congress entitled "An Act to provide for the consolidation of National Banking Associations," approved November 7, 1918, as amended February 25, 1927, and June 16, 19__.

     NOW, THEREFORE, I, J. F. T. O'CONNOR, Comptroller of the Currency, do hereby certify that The North Western National Bank of Minneapolis and The Minnesota Loan and Trust Company have been consolidated under the charter of The North Western National Bank of Minneapolis and under the corporate title of "Northwestern National Bank and Trust Company of Minneapolis," with capital stock of Five Million Dollars ($5,000,000) and that the consolidation is hereby approved.

                         IN TESTIMONY WHEREOF, witness my hand and Seal of Office this Second day of January 1934.


                                   /s/ J. F. T. O'Conner
                                   ------------------------------------
                                   Comptroller of the Currency.

                                                                      EXHIBIT 2C

[SEAL]

-------------------------------------------------------------------------------
COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
-------------------------------------------------------------------------------
WASHINGTON, D.C. 20219


                             CERTIFICATE

I, C. T. Conover, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations;

2. On June 29, 1872, The North Western National Bank of Minneapolis, Minneapolis, Minnesota, was chartered as a National Banking Association under the laws of the United States and under Charter No. 2006;

3. The document hereto attached is a true and complete copy of the Charter Certificate issued to The North Western National Bank of Minneapolis, Minneapolis, Minnesota, the original of which certificate was issued by this office on June 28, 1872;

4. On January 2, 1934, in connection with a consolidation of this bank and The Minnesota Loan and Trust Company, Minneapolis, Minnesota, the title was changed to "Northwestern National Bank and Trust Company of Minneapolis"; and on January 12, 1943, the title was changed to "Northwestern National Bank of Minneapolis";

5. On May 1, 1983, the title of Northwestern National Bank of Minneapolis was changed to "Norwest Bank Minneapolis, National Association"; and

6. Norwest Bank Minneapolis, National Association, Minneapolis, Minnesota, continues to hold a valid certificate to do business as a National Banking Association.

                              IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 18th day of November, 1983.

                                                     /s/ C. T. CONOVER
                                           -------------------------------------
                                                       C. T. Conover
                                                Comptroller of the Currency

                                                                      Exhibit 2d

[NORWEST CORPORATION LOGO]

________________________________________________________________________________

Comptroller of the Currency
Administrator of National Banks
________________________________________________________________________________

Midwestern District
2345 Grand Avenue, Suite 700
Kansas City, Missouri 64108

January 4, 1988

Mr. Bruce Moland
Vice President and Assistant General Counsel
Norwest Corporation
1200 Peavey Building
Minneapolis, Minnesota 55479

Dear Mr. Moland:

This is the official certification of the approval of the Comptroller of the Currency for Norwest Bank Bloomington, National Association, Bloomington, Minnesota; Norwest Bank Calhoun-Isles, National Association, Minneapolis, Minnesota; Norwest Bank Camden, National Association, Minneapolis, Minnesota; Norwest Bank Central, National Association, Minneapolis, Minnesota; Norwest Bank East St. Paul, National Association, St. Paul, Minnesota; Norwest Bank Hastings, National Association, Hastings, Minnesota; Norwest Bank Jordan, National Association, Jordan, Minnesota; Norwest Bank Maple Grove, National Association, Maple Grove, Minnesota; Norwest Bank MetroSouth, National Association, Minneapolis, Minnesota; Norwest Bank MetroWest, National Association, Hopkins, Minnesota; Norwest Bank Midland, National Association, Minneapolis, Minnesota; Norwest Bank Old St. Anthony, National Association, Minneapolis, Minnesota; Norwest Bank South St. Paul, National Association, South St. Paul, Minnesota; Norwest Bank St. Paul, National Association, St. Paul, Minnesota; Norwest Bank Stillwater, National Association, Stillwater, Minnesota; Norwest Bank University-Midway, National Association, Minneapolis, Minnesota to consolidate with Norwest Bank Minneapolis, National Association, (Charter No. 2006), Minneapolis, Minnesota effective as of January 1, 1988, under the charter of Norwest Bank Minneapolis, National Association and under the title of "Norwest Bank Minnesota, National Association".

Mr. Bruce Moland
Vice President and Assistant General Counsel
Norwest Corporation
1200 Peavey Building
Minneapolis, Minnesota 55479
January 4, 1988
Page 2

This is also the official certification of the approval of the Comptroller of the Currency for the receiving association to operate the presently existing branches of Norwest Bank Minneapolis, National Association, Minneapolis, Minnesota; Norwest Bank Bloomington, National Association, Bloomington, Minnesota; Norwest Bank Calhoun-Isles, National Association, Minneapolis, Minnesota; Norwest Bank Camden, National Association, Minneapolis, Minnesota; Norwest Bank Central, National Association, Minneapolis, Minnesota; Norwest Bank East St. Paul, National Association, St. Paul, Minnesota; Norwest Bank Hastings, National Association, Hastings, Minnesota; Norwest Bank Jordan, National Association, Jordan, Minnesota; Norwest Bank Maple Grove, National Association, Maple Grove, Minnesota; Norwest Bank MetroSouth, National Association, Minneapolis, Minnesota; Norwest Bank MetroWest, National Association, Hopkins, Minnesota; Norwest Bank Midland, National Association, Minneapolis, Minnesota; Norwest Bank Old St. Anthony, National Association, Minneapolis, Minnesota; Norwest Bank South St. Paul, National Association, South St. Paul, Minnesota; Norwest Bank St. Paul, National Association, St. Paul, Minnesota; Norwest Bank Stillwater, National Association, Stillwater, Minnesota; Norwest Bank University-Midway, National Association, Minneapolis, Minnesota; and to establish the following branches:

"Blooomington"           7900 Xerxes Avenue South
                         Bloomington, Minnesota 55431
                         Certificate No. 77022A

"Calhoun-Isles"          1455 West Lake Street
                         Minneapolis, Minnesota 55408
                         Certificate No. 77023A

"Camden"                 4141 Lyndale Avenue
                         Minneapolis, Minnesota 55412
                         Certificate No. 77024A

"Central"                2329 Central Avenue N.E.
                         Minneapolis, Minnesota 55418
                         Certificate No. 77025A

"East St. Paul"          875 E. Minnehaha Avenue
                         St. Paul, Minnesota 55106
                         Certificate No. 77026A

Mr. Bruce Moland
Vice President and Assistant General Counsel
Norwest Corporation
1200 Peavey Building
Minneapolis, Minnesota 55479
January 4, 1988
Page 3

"Hastings"            111 East 3rd Street
                      Hastings, Minnesota 55033
                      Certificate No. 77027A

"Jordan"              200 Creek Lane
                      Jordan, Minnesota 55352
                      Certificate No. 77028A

"Mapple Grove"        9353 Jefferson Highway
                      Maple Gove, Minnesota 55369
                      Certificate No. 77029A

"MetroSouth"          2600 East Franklin Avenue
                      Minneapolis, Minnesota 55406
                      Certificate No. 77030A

"MetroWest"           1011 First Street South
                      Hopkins, Minnesota 55343
                      Certificate No. 77031A

"Midland"             401 Second Avenue South
                      Minneapolis, Minnesota 55479
                      Certificate No. 77032A

"Old St. Anthony"     425 East Hennepin Avenue
                      Minneapolis, Minnesota 55414
                      Certificate No. 77033A

"South St. Paul"      161 North Concord Exchange
                      South St. Paul, Minnesota 55075
                      Certificate No. 77034A

"St. Paul"            55 East Fifth Street
                      St. Paul, Minnesota 55101
                      Certificate No. 77035A

"Stillwater"          2000 Northwestern Avenue
                      Stillwater, Minnesota 55082
                      Certificate No. 77036A

"University-Midway"   3430 University Avenue S.E.
                      Minneapolis, Minnesota 55414
                      Certificate No. 77037A

Mr. Bruce Moland
vice President and Assistant General Counsel
Norwest Corporation
1200 Peavey Building
Minneapolis, Minnesota 55479
January 4, 1988
Page 4

The shareholders' meetings of the respective banks may be finally adjourned.

Sincerely,

/s/ THOMAS C. MCALLISTER
-------------------------------
Thomas C. McAllister
Director for Analysis
Midwestern District

Bank Charter No. 2006


[SEAL]

                                                                      EXHIBIT 2e

[LOGO]
________________________________________________________________________________

Comptroller of the Currency
Administrator of National Banks
_______________________________________________________________________________

Large Bank Licensing, MS 3-3
250 E Street, S.W.
Washington, DC 20219

July 10, 2000

Mr. James E. Hanson
Manager
Wells Fargo & Company
Sixth & Marquette - N9305-152
Minneapolis, Minneapolis 55479

Dear Mr. Hanson:

This letter is the official certification of the Comptroller of the Currency
(OCC) of the consolidation of Norwest Bank Minnesota North, National Association, Duluth, Minnesota, Charter Nr. 3626, and Norwest Bank Minnesota South, National Association, Rochester, Minnesota, Charter Nr. 2088, with Norwest Bank Minnesota, National Association, Minneapolis, Minnesota, Charter Nr. 2006 under the charter of Norwest Bank Minnesota, National Association, Minneapolis, Minnesota, Charter Nr. 2006 and with the resulting title of Wells Fargo Bank Minnesota, National Association, effective July 8, 2000.

This letter is also the official authorization given to Wells Fargo Bank Minnesota, N.A., Charter Nr. 2006, to operate the former head offices of Norwest Bank Minnesota North, N.A. and Norwest Bank Minnesota South, N.A. as branches at the following locations:

          Popular Name:       Duluth Main Office
          Branch Number:      118525A
          Address:            230 West Superior Street
                              Duluth, Minnesota

          Popular Name:       Rochester Main Office
          Branch Number:      118526A
          Address:            21 First Street Southwest
                              Rochester, Minnesota

Branch authorizations previously granted to the consolidating banks automatically convey to Wells Fargo Bank Minnesota, N.A., the resulting bank, and will not be reissued. Please furnish a copy of this certificate to personnel responsible for branch administration.

Certification of Consolidation
Wells Fargo Bank Minnesota, N.A./Norwest Bank Minnesota North, N.A. and Norwest Bank Minnesota South, N.A.
Page 2 of 2

The OCC also authorizes the resulting bank, should the consolidation occur between Call Report dates, to recalculate its legal lending limit. The new lending limit should be calculated by using data from the last Call Report of the individual banks filed prior to consummating the consolidation, as adjusted for the combination. The resulting bank will then file a new Call Report and begin calculating its legal lending limit according to 12 C.F.R. 324(a) at the end of the quarter following consummation of the consolidation.

In the event of questions, please contact Licensing Analyst Abel Reyna at (202) 874-5060 or by e-mail at: LargeBanks@OCC.Treas.Gov.

Sincerely,

/s/ RICHARD T. ERB
                                          [SEAL OF COMPTROLLER OF THE CURRENCY]
Richard T. Erb
Licensing Manager

Control Nr. 2000-ML-02-0015

                                                                       EXHIBIT 3

                             FEDERAL RESERVE BOARD

                        Washington D.C. January 2, 1934

        Pursuant to authority vested in the Federal Reserve Board by the Act of Congress approved September 23, 1913, known as the Federal Reserve Act as amended by the Act of September 26, 1918, Northwestern National Bank and Trust Company of Minneapolis, Minneapolis, Minnesota has been granted the right to act when not in contravention of State or local laws as Transfer Executor, Administrator, Registrar of stock's and bonds, Guardian of estates, Assignee, Receiver, Committee of Estates of families or in any other fiduciary capacity in which State Banks' trust companies or other corporations which come into competition with national banks are permitted to act under the laws of the State of Minnesota. The exercise of such rights shall be subject to regulations prescribed by Federal Reserve Board.

                                        Federal Reserve Board

                                        By /s/ E.R. Black
                                          --------------------------------------
                                                                        Governor
Attest:

Chester Morrill

                                                                       Exhibit 4


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                    BY-LAWS

                                   ARTICLE I

                            Meetings of Shareholders

        Section 1.1 Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting shall be held at the main office of the Association in Minneapolis, Minnesota, or such other place as the Board of Directors may designate, at 9:30 a.m., on the third Tuesday of January in each year. If for any cause the annual meeting of shareholders for the election of directors is not held on the date fixed in this by-law, such meeting may be held on some other day, notice thereof having been given in accordance with the requirements of Section 5149, Unites States Revised Statutes, and the meeting conducted according to the provisions of these by-laws.

        Section 1.2 Special Meetings. Except as otherwise specifically provided by statute, special meetings of shareholders may be called for any purpose at any time by the Board of Directors, by the President, or by any one or more shareholders owning in the aggregate not less than twenty-five percent of the then outstanding shares, as provided in Article Ninth of the Articles of Association.

        Section 1.3 Notice of Meetings. A notice of each annual or special shareholders' meeting, setting forth the time, place, and purpose of the meeting, shall be given, by first-class mail, postage prepaid, to each shareholder of record at least ten days prior to the date on which such meeting is to be held; but any failure to mail such notice of any annual meeting, or any irregularity therein, shall not affect the validity of such annual meeting or of any of the proceedings thereat. Notwithstanding anything in these by-laws to the contrary, a valid shareholders' meeting may be held without notice whenever notice thereof shall be waived in writing by all shareholders, or whenever all shareholders shall be present or represented at the meeting.

        Section 1.4 Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, and may transact any business except such as may, under the provisions of law, the Articles of Association, or these by-laws, require the vote of holders of a greater number of shares. If, however, such majority shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of voting stock shall be present. At any such adjourned meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the meeting as originally called.

     Section 1.5 Proxies and Voting Rights. At each meeting of the shareholders each shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such shareholder, which proxy shall be valid for that meeting or any adjournments thereof, shall be dated, and shall be filed with the records of the meeting. No officer or employee of this Association may act as proxy. Each shareholder shall have one vote for each share of stock having voting power which is registered in his name on the books of the Association. Voting for the election of directors and voting upon any other matter which may be brought before any shareholders' meeting may, but need not, be by ballot, unless voting by ballot be requested by a shareholder present at the meeting.

     Section 1.6 Proceedings and Record. The Chairman of the Board shall preside at all meetings of the shareholders or, in case of his absence or inability to act, the President or, in case of the absence or inability to act of both of them, any Vice President may preside at any such meeting. The presiding officer shall appoint a person to act as secretary of each shareholders' meeting; provided, however, that the shareholders may appoint some other person or preside at their meetings or to act as secretary thereof. A record of all business transacted shall be made of each shareholders' meeting showing, among other things, the names of the shareholders present and the number of shares of stock held by each, the names of the shareholders represented by proxy and the number of shares held by each, the names of the proxies, the number of shares voted on each motion or resolution and the number of shares voted for each candidate for director. This record shall be entered in the minute book of the Association and shall be subscribed by the secretary of the meeting.

                                   ARTICLE II

                                   Directors

     Section 2.1 Board of Directors. The Board of Directors (hereinafter referred to as the "Board") shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by the Board.

     Section 2.2 Number and Qualifications. The Board shall consist of not less than five nor more than twenty-five persons, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board may not increase the number of directors to a number which (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

     Each director shall, during the full term of his directorship, be a citizen of the United States, and at least two-thirds of the directors shall have resided in Minnesota, or within one hundred miles of the location of the office of the Association, for at least one year immediately preceding their election, and shall be residents of Minnesota or within a one-hundred-mile territory of the location of the Association during their continuance in office. Each director, during the full term of his directorship, shall own a minimum of $1,000 par value of stock of this Association or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over this Association within the meaning of Section 2 of the Bank Holding Company Act of 1956, as amended.

     Section 2.3 Organization Meeting. A meeting of the newly elected Board shall be held at the main office of this Association, without notice, immediately following the adjournment of the annual meeting of the shareholders, or at such other time and at such other place to which said meeting may be adjourned. No business shall be transacted at any such meeting until a majority of the directors elected shall have taken an oath of office as prescribed by law, and no director elected shall participate in the business transacted at any such meeting of the Board until he shall have taken said oath. If at any such meeting there is not a quorum of the directors present who shall have taken the oath of office, the members present may adjourn the meeting from time to time until a quorum is secured. At such meeting of the newly elected Board, if a quorum is present, the directors may elect officers for the ensuing year and transact any and all business which may be brought before them.

     Section 2.4 Regular Meetings. The regular meetings of the Board may be held at such time and place as shall from time to time be determined by the Board. When any regular meeting of the Board falls upon a holiday, the meeting shall be held on the next banking business day.

     Section 2.5 Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the President, the Cashier or the Secretary, and shall be called at the request of one-third or more of the directors.

     Section 2.6 Notice of Meetings. Each member of the Board shall be given not less than one day's notice by telephone, telegram, letter, or in person, stating the time and place of any regular or special meeting; such notice may, but need not, state the purpose of said meeting. Notwithstanding anything in these by-laws to the contrary, a valid directors' meeting may be held without notice whenever notice thereof shall be waived in writing by all of the directors, or whenever all of the directors are present at the meeting.

     Section 2.7 Quorum and Voting. A majority of the directors shall constitute a quorum at all directors' meetings. Except where the vote of a greater number of directors is required by the Articles of Association, these by-laws or under provisions of law, the vote of a majority of the directors at a meeting at which a quorum is present shall be sufficient to transact business.

     Section 2.8 Proceedings and Record. The Chairman of the Board, if such officer shall have been designated by the Board, shall preside at all meetings thereof, and in his absence or inability to act (or if there shall be no Chairman of the Board) the President, and in his absence or inability to act any other director appointed chairman of the meeting pro tempore, shall preside at meetings of the directors. The Cashier, or Secretary, or any other person appointed by the Board, shall act as secretary of the Board and shall keep accurate minutes of all meetings.

     Section 2.9 Vacancies. Any vacancy in the Board may be filled by appointment at any regular or special meeting of the Board of the remaining directors in accordance with the laws of the United States, and any director so appointed shall hold his place until the next election.

                                  ARTICLE III

                            Committees of the Board

     Section 3.1 Executive Committee. The Board may appoint annually or more often an Executive Committee consisting of three mor more directors. In the event an Executive Committee is appointed, the Executive Committee shall have the power to approve, review, and delegate authority to make loans and otherwise extend credit and to purchase and sell bills, notes, bonds, debentures and other legal investments and to establish and review general loan and investment policies. In addition, when the Board if not in session, the Executive Committee shall have the power to exercise all powers of the Board, except those that cannot legally be delegated by the Board. The Executive Committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board at which a quorum is present.

     Section 3.2 Trust Committees. The Board shall appoint a Trust Audit Committee which shall, at least once during each calendar year and within fifteen months of the last such audit, make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board and at such time shall ascertain and report to the Board whether said Department has been administered in accordance with applicable laws and regulations and sound fiduciary principles. Every report to the Board under this section, together with the action taken thereon, shall be noted in the minutes of the Board. The Board shall from time to time appoint such other committees of such membership and with such powers and duties as it is required to appoint under the provisions of Regulation 9 issued by the Comptroller of the Currency relating to the trust powers of national banks, or any amendments thereto, and may appoint such other committees of such membership and with such powers and duties as the Board may provide and as are permitted by said Regulation 9, or any amendments thereto.

     Section 3.3 Other Committees. The Board, by a majority vote of the whole Board, may create from its own members or (to the extent permitted by applicable statutes, laws and regulations) from its own members and/or officers or employees of the Association such other committees as it may from time to time deem necessary, and may designate the name and term of existence and prescribe the duties thereof.

     Section 3.4 Proceedings and Record. Each committee appointed by the Board may hold regular meetings at such time or times as may be fixed by the Board or by the committee itself. Special meetings of any committee may be called by the chairman or vice chairman or any two members thereof. The Board may, at the time of the appointment of any committee, designate alternate or advisory members, designate its chairman, vice chairman, and secretary, or any one or more thereof, and the committee itself may appoint such of said officers as have not been so designated by the Board if they deem such appointment necessary or advisable. The secretary may but need not be a member of the committee. The Board may at any time prescribe or change the number of members whose presence is required to constitute a quorum at any or all meetings of a committee. The quorum so prescribed need not be a majority of the members of the committee. If no quorum is prescribed by the Board, the presence of a majority of the members of the committee shall be required to constitute a quorum. Each committee shall keep such records of its meetings and proceedings as may be required by law or applicable regulations and may keep such additional records of its meetings and proceedings as it deems necessary or advisable, and each committee may make such rules of procedure for the conduct of its own meetings and the method of discharge of its duties as it deems advisable. Each committee appointed by the Board may appoint subcommittees composed of its own members or other persons and may rely on information furnished to it by such subcommittees or by statistical or other fact-finding departments or employees of this Association, provided that final action shall be taken in each case by the committee.

                                   ARTICLE IV

                             Officers and Employees

        Section 4.1 Appointment of Officers. The Board shall appoint a President, one or more Vice Presidents and a Cashier and/or Secretary and may appoint a Chairman of the Board and such other officers as from time to time may appear to the Board to be required or desirable to transact the business of the Association. Only directors shall be eligible for appointment as President or Chairman of the Board. If a director other than the President is appointed Chairman of the Board, the Board shall designate either of these two officers as the chief executive officer of this Association. The chief executive officer or any other officers authorized by the Board from time to time may appoint other officers below the rank of Executive Vice President by filing a written notice of such officer appointments with the Cashier or Secretary.

        Section 4.2 Tenure of Office. Officers shall hold their respective offices for the current year for which they are appointed unless they resign, become disqualified or are removed. Any officer appointed by the Board may be removed at any time by the affirmative vote of a majority of the full Board or in accordance with authority granted by the Board. During the year between its organization meetings, the Board may appoint additional officers and shall promptly fill any vacancy occurring in any office required to be filled.

        Section 4.3 Chief Executive Officer. The chief executive officer shall supervise the carrying out of policies adopted or approved by the Board, shall have general executive powers as well as the specific powers conferred by these by-laws, and shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board.

        Section 4.4 Cashier or Secretary. The Cashier or Secretary shall attend to the giving of all notices required by these by-laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the Office of Cashier, or imposed by these by-laws; and shall also perform such other duties as may be assigned from time to time by the Board.

        Section 4.5 General Authority and Duties. Officers shall have the general powers and duties customarily vested in the office of such officers of a corporation and shall also exercise such powers and perform such duties as may be prescribed by the Articles of Association, by these by-laws, or by the laws or regulations governing the conduct of the business of national banking associations, and shall exercise such other powers and perform such other duties not inconsistent with the Articles of Association, these by-laws or laws or regulations as may be conferred upon or assigned to them by the Board or the chief executive officer.

        Section 4.6 Employees and Agents. Subject to the authority of the Board, the chief executive officer, or any other officer of the Association authorized by him, may appoint or dismiss all or any employees and agents and prescribe their duties and the conditions of their employment, and from time to time fix their compensation.

        Section 4.7 Bonds of Officers and Employees. The officers and employees of this Association shall give bond with security to be approved by the Board in such penal sum as the Board shall require, conditioned for the faithful and honest discharge of their respective duties, and for the faithful application and accounting of all monies, funds and other property which may come into their possession or may be entrusted to their care or placed in their hands. In the discretion of the Board in lieu of having individual bonds for each officer and employee, there may be substituted for the bonds provided for herein a blanket bond covering all officers and employees providing coverage in such amounts and containing such conditions and stipulations as shall be approved by the chief executive officer of this Association but subject to the supervision and control of the Board.

                                   ARTICLE V

                          Stock and Stock Certificates

        Section 5.1 Transfers. Shares of stock shall be transferable only on the books of the Association upon surrender of the certificate for cancellation, and a transfer book shall be kept in which all transfers of stock shall be recorded.

        Section 5.2 Stock Certificates. Certificates of stock shall be signed by the chief executive officer, the President or a Vice President and the Cashier, Secretary, or any other officer appointed by the Board for that purpose, and shall be sealed with the corporate seal. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed, and shall meet the requirements of Section 5139, United States Revised Statutes, as amended.

     Section 5.3 Dividends. Transfers of stock shall not be suspended preparatory to the declaration of dividends and, unless an agreement to the contrary shall be expressed in the assignments, dividends shall be paid to the shareholders in whose name the stock shall stand at the time of the declaration of the dividends or on such record date as may be fixed by the Board.

     Section 5.4 Lost Certificates. In the event of loss or destruction of a certificate of stock, a new certificate may be issued in its place upon proof of such loss or destruction and upon receipt of an acceptable bond or agreement of indemnity as may be required by the Board.

                                   ARTICLE VI

                                 Corporate Seal

     Section 6.1 Form. The corporate seal of the Association shall have inscribed thereon the name of the Association.

     Section 6.2 Authority to Impress. The chief executive officer, the President, the Cashier, the Secretary, or the Assistant Cashier, or other officer designated by the Board, shall have authority to impress or affix the corporate seal to any document requiring such seal, and to attest the same.

                                  ARTICLE VII

                            Miscellaneous Provisions

     Section 7.1 Banking Hours. The days and hours during which this Association shall be open for business shall be fixed from time to time by the Board, the chief executive officer, or the President, consistent with national and state laws governing banking and business transactions.

     Section 7.2 Execution of Written Instruments. All instruments, documents, or agreements relating to or affecting the property or business and affairs of this Association, or of this Association when acting in any representative or fiduciary capacity, shall be executed, acknowledged, verified, delivered or accepted on behalf of this Association by the chief executive officer, the President, any Executive Vice President, any person specifically designated by the Board as an "Executive Officer" of this Association, or by such other officer, officers, employees, or designated signers, as the Board may from time to time direct.

     Section 7.3 Records. The Articles of Association, these by-laws, and any amendments thereto, and the proceedings of all regular and special meetings of the directors and of the shareholders shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the person appointed to act as secretary of the meeting.

     Section 7.4 Fiscal Year. The fiscal year of the Association shall be the calendar year.

     Section 7.5 Corporate Governance Procedures. In accordance with 12 C.F.R.
Section 7.2000, to the extent not inconsistent with applicable federal banking statutes or regulations or bank safety and soundness, this Association designates and elects to follow the corporate governance procedures of the Delaware General Corporation Law, as amended from time to time.

                                  ARTICLE VIII

                                    By-Laws

     Section 8.1 Inspection. A copy of these by-laws, with all amendments thereto, shall at all times be kept in a convenient place at the main office of the Association, and shall be open for inspection to all shareholders during banking hours.

     Section 8.2 Amendments. These by-laws may be changed or amended at any regular or special meeting of the Board by a vote of a majority of the full Board or at any regular or special meeting of shareholders by the vote of the holders of a majority of the stock issued and outstanding and entitled to vote thereat.

                                                                       EXHIBIT 6



May 31, 2002



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.




                                        Very truly yours,

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION


                                          /s/ Cheryl Zimmerman
                                        ----------------------------------------
                                        Cheryl Zimmerman
                                        Corporate Trust Officer

                                                                       EXHIBIT 7

                                                   FR Y-9C
                                                   OMB Number 7100-0128
                                                   Ave. hrs. per response: 33.93
                                                   Expires March 31, 2002

BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
--------------------------------------------------------------------------------
[SEAL OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM]
--------------------------------------------------------------------------------

CONSOLIDATED FINANCIAL STATEMENTS FOR
BANK HOLDING COMPANIES--FR Y-9C

REPORT AT THE CLOSE OF BUSINESS AS OF THE LAST CALENDAR DAY OF THE QUARTER

This Report is required by law: Section 5(c) of the Bank Holding Company Act (12 U.S.C. 1844) and Section 225 5(b) of Regulation Y [12 CFR 225 5 (b)].

This report form is to be filed by bank holding companies with total consolidated assets of $150 million or more. In addition, multibank holding companies with debt outstanding to the general public or that are engaged in a nonbank activity (either directly or indirectly) involving financial leverage or engaged in credit extending activities, must file this report (FR Y-9C) regardless of size. See page 1 of the general instructions for further information. However, when such bank holding companies own or control, or are owned or controlled by, other bank holding companies, only the top-tier holding company must file this report for the consolidated holding company organization, except that lower-tiered bank holding companies that have total consolidated assets of $1 billion or more must also file this report (FR Y-9C). The Federal Reserve may not conduct or sponsor, and an organization (or a person) is not required to respond to, a collection of information unless it displays a currently valid OMB control number.

--------------------------------------------------------------------------------

NOTE: The consolidated Financial Statements for Bank Holding Companies must be signed by one director of the bank holding company. This individual should also be a senior official of the bank holding company. In the event that the bank holding company does not have an individual who is a senior official and is also a director, the chairman of the board must sign the report.

I, Richard M. Kovacevich, Chairman & CEO
   ----------------------------------------------------
   Name and Title of Officer

have reviewed the Consolidated Financial Statements for Bank Holding Companies filed by the named bank holding company and have transmitted a copy of the report to the Board of Directors for their information.

/s/ Richard M. Kovacevich
-------------------------------------------------------
Signature of Bank Holding Company Official

-------------------------------------------------------
Date of Signature

The Consolidated Financial Statements for Bank Holding Companies is to be prepared in accordance with the instructions provided by the Federal Reserve System.

Date of Report

March 31, 2002
-------------------------------------------------------
Month / Date / Year (BHCK 9999)

Wells Fargo & Company
-------------------------------------------------------
Legal Title of Bank Holding Company (TEXT 9010)

6th & Marquette
-------------------------------------------------------
(Mailing Address of the Bank Holding Company) Street / P.O. Box (TEXT 9110)

Minneapolis                MN                55479-0001
-------------------------------------------------------
City (TEXT 9130) State (TEXT 9200) Zip Code (TEXT 9220)

--------------------------------------------------------------------------------

Return to the appropriate Federal Reserve District Bank the completed original and the number of copies specified by that District Bank.



                                           Person to whom questions about this
                                           report should be directed:

                                           Karen B. Martin, Manager
---------------------------------------    -------------------------------------
For Federal Reserve Bank Use Only          Name / Title (TEXT 8901)

RSSD ID                                    (612) 667-3975
       --------------------------------    -------------------------------------
                                           Area Code / Phone Number (TEXT 8902)

C.I.                        S.F.           (612) 667-3659
       ------                    ------    -------------------------------------
---------------------------------------    FAX Number (TEXT 9116)

Public reporting burden for this information collection is estimated to vary from 5.0 to 1,250 hours per response, with an average of 33.45 hours per response, including time to gather and maintain data in the required form and to review instructions and complete the information collection. Comments regarding this burden estimate or any other aspect of this information collection, including suggestions for reducing the burden, may be sent to Secretary, Board of Governors of the Federal Reserve System, Washington, D.C. 20551, and to the Office of Management and Budget, Paperwork Reduction Project (7100-0128), Washington, D.C. 20503).

SAN FRANCISCO, CA,  94163-0000                                   March 31, 2002

REPORT OF INCOME FOR BANK HOLDING COMPANIES

REPORT ALL SCHEDULES OF THE REPORT OF INCOME ON A CALENDAR YEAR-TO-DATE BASIS.

SCHEDULE HI - CONSOLIDATED INCOME STATEMENT

                                                                                                      Dollar Amounts
                                                                                                       in Thousands
                                                                                                 ------------------------
1. Interest income                                                                                BHCK   Bil | Mil | Thou
                                                                                                 ------  ----------------
   a. Interest and fee income on loans:
      (1) In domestic offices                                                                      4010        3,783,000  1.a.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                            4059                0  1.a.(2)
   b. Income from lease financing receivables                                                      4065          169,000  1.b.
   c. Interest income on balances due from depository institutions[1]                              4115            3,000  1.c.
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. government agency obligations (excluding
          mortgage-backed securities)                                                              B488           29,000  1.d.(1)
      (2) Mortgage-backed securities                                                               B489          541,000  1.d.(2)
      (3) All other securities                                                                     4060           86,000  1.d.(3)
   e. Interest income from trading assets                                                          4069           44,000  1.e.
   f. Interest income of federal funds sold and securities purchased under agreements to resell    4020            7,000  1.f.
   g. Other interest income                                                                        4518           19,000  1.g.
   h. Total interest income (sum of items 1.a through 1.g)                                         4107        4,681,000  1.h.
2. Interest expense
   a. Interest on deposits:
      (1) In domestic offices:
          (a) Time deposits of $100,000 or more                                                    A517           79,000  2.a.(1)(a)
          (b) Time deposits of less than $100,000                                                  A518          172,000  2.a.(1)(b)
          (c) Other deposits                                                                       6761          216,000  2.a.(1)(c)
      (2) In foreign offices, Edge and Agreement subsidiaries and IBFs                             4172           27,000  2.a.(2)
   b. Expense on federal funds purchased and securities sold under agreements to repurchase        4180           82,000  2.b.
   c. Interest on trading liabilities and other borrowed money (excluding subordinated
      notes and debentures)                                                                        4185          363,000  2.c.
   d. Interest on subordinated notes and debentures and on mandatory convertible securities        4397           87,000  2.d.
   e. Other interest expense                                                                       4398                0  2.e.
   f. Total interest expense (sum of items 2.a through 2.e)                                        4073        1,026,000  2.f.
3. Net interest income (item 1.h minus item 2.f)                                                   4074        3,655,000  3
4. Provision for loan and lease losses (from Schedule HI-B, part II, item 5)                       4230          490,000  4
5. Noninterest income:
   a. Income from fiduciary activities                                                             4070          184,000  5.a.
   b. Service charges on deposit accounts in domestic offices                                      4483          505,000  5.b.
   c. Trading revenue [2]                                                                          A220           94,000  5.c.
   d. Investment banking, advisory, brokerage, and underwriting fees and
      commissions                                                                                  B490          256,000  5.d.
   e. Venture capital revenue                                                                      B491          (34,000) 5.e.
   f. Net servicing fees                                                                           B492          242,000  5.f.
   g. Net securitization income                                                                    B493            6,000  5.g.
   h. Insurance commissions and fees                                                               B494          263,000  5.h.
   i. Net gains (losses) on sales of loans and leases                                              8560         (218,000) 5.i.
   j. Net gains (losses) on sales of other real estate owned                                       8561           (2,000) 5.j.
   k. Net gains (losses) on sales of other assets (excluding securities)                           B496         (111,000) 5.k.
   l. Other noninterest income [3]                                                                 B497        1,066,000  5.l.
   m. Total noninterest income (sum of items 5.a through 5.l)                                      4079        2,251,000  5.m.
6. a. Realized gains (losses) on held-to-maturity securities                                       3521                0  6.a.
   b. Realized gains (losses) on available-for-sale securities                                     3196           50,000  6.b.

----------

1. Includes interest income on time certificates of deposit not held for trading.

2. For bank holding companies required to complete Schedule HI, memoranda item 9, trading revenue reported in Schedule HI, item 5.c must equal the sum of Memoranda items 9.a through 9.d.

3.  See Schedule HI, Memoranda item 6.

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                     Page 2
SAN FRANCISCO,  CA,  94163-0000                                   March 31, 2002

SCHEDULE HI - CONTINUED

                                                                                                Dollar Amounts in Thousands
                                                                                                ---------------------------
 7. Noninterest expense:                                                                         BHCK      Bil | Mil | Thou
                                                                                                ------     ----------------
     a. Salaries and employee benefits                                                            4135            1,762,000  7.a.
     b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and
        employee benefits and mortgage interest)                                                  4217              505,000  7.b.
     c. (1) GOODWILL IMPAIRMENT LOSSES                                                            C216                    0  7.c.(1)
        (2) AMORTIZATION EXPENSE AND IMPAIRMENT LOSSES FOR OTHER INTANGIBLE ASSETS                C232               41,000  7.c.(2)
     d. Other noninterest expense[4]                                                              4092            1,012,000  7.d.
     e. Total noninterest expense (sum of items 7.a through 7.d)                                  4093            3,320,000  7.e.
 8.  Income (loss) before income taxes and extraordinary items, and other adjustments
     (sum of items 3, 5.m, 6.a, and 6.b minus items 4 and 7.e)                                    4301            2,146,000  8
 9.  Applicable income taxes (foreign and domestic)                                               4302              759,000  9
10.  Minority interest                                                                            4484                8,000  10
11.  Income (loss) before extraordinary items and other adjustments (item 8 minus
     items 9 and 10)                                                                              4300            1,379,000  11
12.  Extraordinary items, net of applicable taxes and minority interest[5]                        4320             (276,000) 12
13.  Net income (loss) (sum of items 11 and 12)                                                   4340            1,103,000  13

----------

4.  See Schedule HI, Memoranda item 7.

5.  Describe on Schedule HI, Memoranda item 8.

MEMORANDA

                                                                                              BHCK       Bil | Mil | Thou
                                                                                              ----       ----------------
1.  Net interest income (item 3 above) on a fully taxable equivalent basis                     4519             3,678,000  M.1.
2.  Net income before income taxes, extraordinary items, and other adjustments
    (Item 8 above) on a fully taxable equivalent basis                                         4592             2,170,000  M.2.
3.  Income on tax-exempt loans and leases to states and political subdivisions
    in the U.S. (included in Schedule HI, items 1.a and 1.b, above)                            4313                 6,000  M.3.
4.  Income on tax-exempt securities issued by states and political subdivisions in the U.S.
    (included in Schedule HI, item 1.d.(3), above)                                             4507                31,000  M.4.

                                                                                               BHCK             Number
5.  Number of full-time equivalent employees at end of current period (round to nearest        ----             ------
    whole number)                                                                              4150             123,200    M.5.

6.  Other noninterest income (from schedule HI, item 5.I, above) (only report amounts that    BHCK       Bil | Mil | Thou
    exceed 1% of the sum of Schedule HI, items 1.h and 5.m):                                  ----       ----------------
    a. INCOME AND FEES FROM THE PRINTING AND SALE OF CHECKS                                    C013                     0  M.6.a.
    b. EARNINGS ON/INCREASE IN VALUE OF CASH SURRENDER VALUE OF LIFE INSURANCE                 C014                     0  M.6.b.
    c. INCOME AND FEES FROM AUTOMATED TELLER MACHINES (ATMs)                                   C016                     0  M.6.c.
    d. RENT AND OTHER INCOME FROM OTHER REAL ESTATE OWNED                                      4042                     0  M.6.d.
    e. SAFE DEPOSIT BOX RENT                                                                   C015                     0  M.6.e.
    TEXT    Origination and closing fee income
    f. 8562                                                                                    8562               220,000  M.6.f.
    TEXT    Credit card fee income
    g. 8563                                                                                    8563               201,000  M.6.g.
    TEXT    Mortgage loan fee income
    h. 8564                                                                                    8564                92,000  M.6.h.

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                     Page 3
SAN FRANCISCO, CA,  94163-0000                                    March 31, 2002

SCHEDULE HI - CONTINUED

Memoranda (continued)

                                                                                             Dollar Amounts in Thousands
                                                                                             ---------------------------
 7. Other noninterest expense (from schedule HI, item 7.d, above) (only report amounts        BHCK      Bil | Mil | Thou
    that exceed 1% of the sum of Schedule HI, items 1.h and 5.m):                            ------     ----------------
    a. DATA PROCESSING EXPENSES                                                               C017                     0 M.7.a.
    b. ADVERTISING AND MARKETING EXPENSES                                                     0497                     0 M.7.b.
    c. DIRECTORS' FEES                                                                        4136                     0 M.7.c.
    d. PRINTING, STATIONERY, AND SUPPLIES                                                     C018                     0 M.7.d.
    e. POSTAGE                                                                                8403                     0 M.7.e.
    f. LEGAL FEES AND EXPENSES                                                                4141                     0 M.7.f.
    g. FDIC DEPOSIT INSURANCE ASSESSMENTS                                                     4146                     0 M.7.g.
    TEXT    Professional fees
    h. 8565                                                                                   8565               207,000 M.7.h.
    TEXT    Telephone fees
    i. 8566                                                                                   8566                92,000 M.7.i.
    TEXT
    j. 8567                                                                                   8567                     0 M.7.j.

 8. Extraordinary items and other adjustments (from Schedule HI, item 12)
    (itemize all extraordinary items and other adjustments):
    a.(1) EFFECT OF ADOPTING FAS 142, GOODWILL AND OTHER INTANGIBLE ASSETS
    C231                                                                                      C231              (276,000)M.8.a.(1)
      (2) Applicable income tax effect                 BHCK           3572        (129,000)                              M.8.a.(2)

    b.(1)
    3573                                                                                      3573                     0 M.8.b.(1)
      (2) Applicable income tax effect                 BHCK           3574               0                               M.8.b.(2)

    c.(1)

    3575                                                                                      3575                     0 M.8.c.(1)
      (2) Applicable income tax effect                 BHCK           3576               0                               M.8.c.(2)

 9. Trading revenue (from cash instruments and derivative instruments) (Sum of items 9.a through 9.d must equal Schedule HI, item 5.c.)

    (TO BE COMPLETED BY BANK HOLDING COMPANIES THAT REPORTED AVERAGE TRADING
    ASSETS (SCHEDULE HC-K, ITEM 4.A) OF $2 MILLION OR MORE FOR ANY QUARTER OF
    THE PRECEDING CALENDAR YEAR):
    a. Interest rate exposures                                                                8757                56,000 M.9.a.
    b. Foreign exchange exposures                                                             8758                38,000 M.9.b.
    c. Equity security and index exposures                                                    8759                     0 M.9.c.
    d. Commodity and other exposures                                                          8760                     0 M.9.d.
10. Impact on income of derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income                                             8761               122,000 M.10.a.
    b. Net (increase) decrease to interest expense                                            8762               159,000 M.10.b.
    c. Other (noninterest) allocations                                                        8763                     0 M.10.c.
11. Credit losses on derivatives (see instructions)                                           A251                     0 M.11.
12. a. Income from the sale and servicing of mutual funds and annuities
       (in domestic offices)                                                                  8431                97,000 M.12.a.
    b. (1) PREMIUMS ON INSURANCE RELATED TO THE EXTENSION OF CREDIT                           C242                40,000 M.12.b.(1)
       (2) ALL OTHER INSURANCE PREMIUMS                                                       C243                61,000 M.12.b.(2)
    c. Benefits, losses, and expenses from insurance-related activities                       B983                46,000 M.12.c.

13. Does the reporting bank holding company have a Subchapter S election in
    effect for federal                                                                        BHCK
    income tax purposes for the current tax year? (Enter "1" for yes; enter "2" for no.)      A530                     2 M.13.

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                     Page 4
SAN FRANCISCO, CA,  94163-0000                                    March 31, 2002

Schedule HI-A - Changes in Equity Capital

                                                                                                 Dollar Amounts in Thousands
                                                                                                 ---------------------------
                                                                                                  BHCK      Bil | Mil | Thou
                                                                                                 ------     ----------------
 1. Equity capital most recently reported for the end of previous calendar year (i.e., after
    adjustments from amended Reports of Income)                                                    3217           27,214,000   1
 2. Restatements due to corrections of material accounting errors and changes in
    accounting principles                                                                          B507                    0   2
 3. Balance end of previous calendar year as restated (sum of items 1 and 2)                       B508           27,214,000   3
                                                                                                   bhct
 4. Net income (loss) (must equal Schedule HI, item 13)                                            4340            1,103,000   4
 5. Sale of perpetual preferred stock (excluding treasury stock transactions):                     BHCK
    a. Sale of perpetual preferred stock, gross                                                    3577                    0   5.a.
    b. Conversion or retirement of perpetual preferred stock                                       3578                    0   5.b.
 6. Sale of common stock:
    a. Sale of common stock, gross                                                                 3579                    0   6.a.
    b. Conversion or retirement of common stock                                                    3580                    0   6.b.
 7. Sale of treasury stock                                                                         4782              114,000   7
 8. LESS: Purchase of treasury stock                                                               4783              131,000   8
 9. Changes incident to business combinations, net                                                 4356              453,000   9
10. LESS: Cash dividends declared on preferred stock                                               4598                1,000   10
11. LESS: Cash dividends declared on common stock                                                  4460              444,000   11
12. Other comprehensive income[1]                                                                  B511              (76,000)  12
13. Change in the offsetting debit to the liability for Employee Stock Ownership Plan
    (ESOP) debt guaranteed by the bank holding company                                             4591                    0   13
14. Other adjustments to equity capital (not included above)                                       3581               95,000   14
15. Total equity capital end of current period (sum of items 3, 4, 5, 6, 7, 9, 12, 13 and 14,      bhct
    less items 8, 10, and 11) (must equal item 28 on Schedule HC, Balance Sheet)                   3210           28,327,000   15

----------

1. Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

Wells Fargo & Company                                                   FR Y-9 C
420 Montgomery Street                                                     Page 5
San Francisco, CA, 94163-0000                                     March 31, 2002

SCHEDULE HI-B - CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                          Dollar Amounts in Thousands
                                                                   --------------------------------------------------
I. Charge-offs and Recoveries on Loans and Leases                       Charge-offs[1]              Recoveries
   (Fully Consolidated)                                                   (Column A)                (Column B)
                                                                   ------------------------  ------------------------
1. Loans secured by real estate:                                    BHCK   Bil | Mil | Thou   BHCK   Bil | Mil | Thou
                                                                   ------  ----------------  ------  ----------------
   a. Construction, land development, and other land loans
      in domestic offices                                           3582             20,000    3583             2,000  1.a.
   b. Secured by farmland in domestic offices                       3584                  0    3585                 0  1.b.
   c. Secured by 1-4 family residential properties in domestic offices:
      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines of
          credit                                                    5411              4,000    5412                 0  1.c.(1)
      (2) Closed-end loans secured by 1-4 family residential
          properties in domestic offices:
          (A) SECURED BY FIRST LIENS                                C234              7,000    C217             1,000  1.c.(2)(a)
          (B) SECURED BY JUNIOR LIENS                               C235              8,000    C218             3,000  1.c.(2)(b)
   d. Secured by multifamily (5 or more) residential properties
        in domestic offices                                         3588                  0    3589                 0  1.d.
   e. Secured by nonfarm nonresidential properties in
        domestic offices                                            3590             10,000    3591             4,000  1.e.
   f. In foreign offices                                            B512                  0    B513                 0  1.f.
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions          4653                  0    4663                 0  2.a.
   b. To foreign banks                                              4654                  0    4664                 0  2.b.
3. Loans to finance agricultural production and other loans to
   farmers                                                          4655              4,000    4665             2,000  3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                                 4645            189,000    4617            29,000  4.a.
   b. To non-U.S. addressees (domicile)                             4646              1,000    4618                 0  4.b.
5. Loans to individuals for household, family, and other
   personal expenditures:
   a. Credit cards                                                  B514            103,000    B515            11,000  5.a.
   b. Other (includes single payment, installment, all student
      loans and revolving credit plans other than credit cards)     B516            232,000    B517            59,000  5.b.
6. Loans to foreign governments and official institutions           4643                  0    4627                 0  6
7. All other loans                                                  4644              1,000    4628                 0  7
8. Lease financing receivables:
   a. To U.S. addressees (domicile)                                 4658             26,000    4668             7,000  8.a.
   b. To non-U.S. addressees (domicile)                             4659                  0    4669                 0  8.b.
9. Total (sum of items 1 through 8)                                 4635            605,000    4605           118,000  9

MEMORANDA

                                                                    BHCK   Bil | Mil | Thou   BHCK   Bil | Mil | Thou
                                                                   ------  ----------------  ------  ----------------
 1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
    included in Schedule HI-B, part I, items 4 and 7 above          5409                  0    5410                 0  M.1.
 2. Loans secured by real estate to non-U.S. addressees
     (domicile) (included in Schedule HI-B, part I, item 1, above)  4652                  0    4662                 0  M.2.

----------

1.  Include write-downs arising from transfers to a held-for-sale account.

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                     Page 6
SAN FRANCISCO, CA,  94163-0000                                    March 31, 2002

SCHEDULE HI-B - CONTINUED

                                                                                                     Dollar Amounts in Thousands
                                                                                                     ---------------------------
II. Changes in allowance for loan and lease losses                                                   BHCK       Bil | Mil | Thou
                                                                                                     ----       ----------------
 1. Balance most recently reported at end of previous year (i.e., after adjustments
    from amended Reports of Income)                                                                   B522             3,761,000   1
                                                                                                      bhct
 2. Recoveries (Must equal Schedule HI-B, Part I, item 9, Column B, above)                            4605               118,000   2
 3. LESS: CHARGE-OFFS (MUST EQUAL SCHEDULE HI-B, PART I, ITEM 9, COLUMN A ABOVE LESS                  BHCK
    SCHEDULE HI-B, PART II, ITEM 4)                                                                   C079               605,000   3
 4. LESS: WRITE-DOWNS ARISING FROM TRANSFERS OF LOANS TO A HELD-FOR-SALE ACCOUNT                      5523                     0   4
                                                                                                      bhct
 5. Provision for loan and lease losses (must equal Schedule HI, item 4)                              4230               490,000   5
                                                                                                      BHCK
 6. ADJUSTMENTS (SEE INSTRUCTIONS FOR THIS SCHEDULE)                                                  C233                78,000   6
 7. Balance at end of current period (sum of items 1,2, 5, and 6, less items 3 and 4) (must equal     bhct
    Schedule HC, item 4.c)                                                                            3123             3,842,000   7

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                     Page 7
SAN FRANCISCO, CA,  94163-0000                                    March 31, 2002

NOTES TO THE INCOME STATEMENT

    Enter in the lines provided below any additional information on specific line items on the income statement or to its schedules that the bank holding company wishes to explain, that has been separately disclosed in the bank holding company's quarterly reports to its shareholders, in its press releases, or on its quarterly reports to the Securities and Exchange Commission (SEC). Exclude any transactions that have been separately disclosed under the reporting requirements specified in Memoranda items 6 through 8 to Schedule HI, the Consolidated Income Statement.

    Also include any transactions which previously would have appeared as footnotes to Schedules HI through HI-B.

    Each additional piece of information disclosed should include the appropriate reference to schedule and item number, as well as a description of the additional information and the dollar amount (in thousands of dollars) associated with that disclosure.

EXAMPLE

    A bank holding company has received $1.35 million of back interest on loans and leases that are currently in nonaccrual status. The holding company's interest income for the quarter shows that increase which has been disclosed in the report to the stockholders and to the SEC. Enter on the line item below the following information:

TEXT                                                                       BHCK       Bil | Mil | Thou
                                                                           ----       ----------------
0000    Sch.  HI, item 1.a(1), Recognition of interest payments on nonaccrual loans to XYZ country
                                                                           0000                  1,350

NOTES TO THE INCOME STATEMENT                                               Dollar amount in thousands
                                                                           ---------------------------
TEXT                                                                       BHCK       Bil | Mil | Thou
                                                                           ----       ----------------
  1.
5351
                                                                           5351                      0  1
  2.
5352
                                                                           5352                      0  2
  3.
5353
                                                                           5353                      0  3
  4.
5354
                                                                           5354                      0  4
  5.
5355
                                                                           5355                      0  5
  6.
B042
                                                                           B042                      0  6
  7.
B043
                                                                           B043                      0  7
  8.
B044
                                                                           B044                      0  8
  9.
B045
                                                                           B045                      0  9
 10.
B046
                                                                           B046                      0  10

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                     Page 8
SAN FRANCISCO, CA,  94163-0000                                    March 31, 2002

NOTES TO THE INCOME STATEMENT - CONTINUED         Dollar amount in thousands
                                                  ---------------------------
    TEXT                                          BHCK       Bil | Mil | Thou
                                                  ----       ----------------
     11.
   B047
                                                  B047                      0  11
     12.
   B048
                                                  B048                      0  12
     13.
   B049
                                                  B049                      0  13
     14.
   B050
                                                  B050                      0  14
     15.
   B051
                                                  B051                      0  15
     16.
   B052
                                                  B052                      0  16
     17.
   B053
                                                  B053                      0  17
     18.
   B054
                                                  B054                      0  18
     19.
   B055
                                                  B055                      0  19
     20.
   B056
                                                  B056                      0  20

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                     Page 9
SAN FRANCISCO, CA,  94163-0000                                    March 31, 2002

CONSOLIDATED FINANCIAL STATEMENTS FOR BANK HOLDING COMPANIES

               Report at the close of business March 31, 2002

SCHEDULE HC - CONSOLIDATED BALANCE SHEET

                                                                                                Dollar Amounts in Thousands
                                                                                                ---------------------------
ASSETS                                                                                          BHCK       Bil | Mil | Thou
                                                                                                ----       ----------------
 1. Cash and balances due from depository institutions:
    a. Noninterest-bearing balances and currency and coin [1]                                   0081             14,559,000  1.a
    b. Interest-bearing balances: [2]
       (1) In U.S. offices                                                                      0395                302,000  1.b.(1)
       (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                        0397                960,000  1.b.(2)
 2. Securities:
    a. Held-to-maturity securities (from Schedule HC-B, column A)                               1754                      0  2.a.
    b. Available-for-sale securities (from Schedule HC-B, column D)                             1773             40,085,000  2.b
 3. Federal funds sold and securities purchased under agreements to resell:
    A. FEDERAL FUNDS SOLD IN DOMESTIC OFFICES                                           BHDM    B987                 89,000  3.a.
    B. SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL [3]                              BHCK    B989              2,699,000  3.b.
 4. Loans and lease financing receivables:
    a. Loans and leases held for sale                                                           5369             31,581,000  4.a
    b. Loans and leases, net of unearned
       income                                                                B528  178,447,000                               4.b.
    c. LESS: Allowances for loan and lease losses                            3123    3,842,000                               4.c
    d. Loans and leases, net of unearned income and allowance for loan and
       lease losses (items 4.b minus 4.c)                                                       B529            174,605,000  4.d
 5. Trading assets (from Schedule HC-D)                                                         3545              6,308,000  5
 6. Premises and fixed assets (including capitalized leases)                                    2145              3,660,000  6
 7. Other real estate owned (from Schedule HC-M)                                                2150                187,000  7
 8. Investments in unconsolidated subsidiaries and associated companies                         2130                615,000  8
 9. Customers' liability on acceptances outstanding                                             2155                 71,000  9
10. Intangible assets:
    a. Goodwill                                                                                 3163              9,733,000  10.a.
    b. Other intangible assets (from Schedule HC-M)                                             0426              8,236,000  10.b.
11. Other assets (from Schedule HC-F)                                                           2160             17,819,000  11
12. Total assets (sum of items 1 through 11)                                                    2170            311,509,000  12

----------

1.  Includes cash items in process of collection and unposted debits.

2.  Includes time certificates of deposit not held for trading.

3. INCLUDES ALL SECURITIES RESALE AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES, REGARDLESS OF MATURITY.

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                    Page 10
SAN FRANCISCO, CA, 94163-0000                                     March 31, 2002

SCHEDULE HC - CONTINUED

                                                                                                       Dollar Amounts
                                                                                                        in Thousands
                                                                                                  -----------------------
LIABILITIES                                                                                       BHDM   Bil | Mil | Thou
                                                                                                  ----   ----------------
13. Deposits:
    a. In domestic offices (from Schedule HC-E):
        (1) Noninterest-bearing[1]                                                                 6631        60,726,000   13.a.(1)
        (2) Interest-bearing                                                                       6636       126,827,000   13.a.(2)

    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs:                              BHFN
        (1) Noninterest-bearing                                                                    6631             2,000   13.b.(1)
        (2) Interest-bearing                                                                       6636         2,013,000   13.b.(2)

14. Federal funds purchased and securities sold under agreements to repurchase:                    BHCK
    a. FEDERAL FUNDS PURCHASED IN DOMESTIC OFFICES[2]                                 BHDM         B993         6,987,000   14.a.
    b. SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE[3]                              BHCK         B995        13,275,000   14.b.
15. Trading liabilities (from Schedule HC-D)                                                       3548         3,229,000   15
16. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases) (from Schedule HC-M)                                                       3190        47,013,000   16
17. Not applicable
18. Liablity on acceptances executed and outstanding                                               2920            71,000   18
19. Subordinated notes and debentures[4]                                                           4062         6,972,000   19
20. Other liabilities (from Schedule HC-G)                                                         2750        13,026,000   20
21. Total liabilities (sum of items 13 through 20)                                                 2948       280,141,000   21
22. Minority interest in consolidated subsidiaries and similar items                               3000         3,041,000   22

EQUITY CAPITAL

23. Perpetual preferred stock and related surplus                                                  3283            51,000   23
24. Common stock (par value)                                                                       3230         2,894,000   24
25. Surplus (exclude all surplus related to preferred stock)                                       3240         9,472,000   25
26. a. Retained earnings                                                                           3247        16,609,000   26.a.
    b. Accumulated other comprehensive income[5]                                                   B530           676,000   26.b.
27. Other equity capital components[6]                                                             A130        (1,375,000)  27
28. Total equity capital (sum of items 23 through 27)                                              3210        28,327,000   28
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)         3300       311,509,000   29

----------

1. Includes total demands deposits and noninterest-bearing time and savings deposits.

2. REPORT OVERNIGHT FEDERAL HOME LOAN BANK ADVANCES IS SCHEDULE HC, ITEM 16, "OTHER BORROWED MONEY."

3. INCLUDES ALL SECURITIES REPURCHASED AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES REGARDLESS OF MATURITY.

4.  Includes limited-life preferred stock and related surplus.

5. Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

6.  Includes treasury stock and unearned Employee Stock Ownership Plan shares.

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                    Page 11
SAN FRANCISCO, CA, 94163-0000                                     March 31, 2002

SCHEDULE HC-B - SECURITIES

                                                                                                 Dollar Amounts in Thousands
                                  ------------------------------------------------------------------------------------------
                                         -----HELD-TO-MATURITY-----                   -----AVAILABLE-FOR-SALE-----
                                  ------------------------------------------- ----------------------------------------------
                                       (Column  A)            (Column B)            (Column C)            (Column D)
                                      Amortized Cost          Fair Value          Amortized Cost          Fair Value
                                  --------------------- --------------------- ---------------------  -----------------------
                                  BHCK Bil | Mil | Thou BHCK Bil | Mil | Thou BHCK Bil | Mil | Thou  BHCK   Bil | Mil | Thou
                                  ---- ---------------- ---- ---------------- ---- ----------------  ----   ----------------
1. U.S. Treasury
   securities                     0211                0 0213                0 1286        1,148,000  1287          1,169,000 1
2. U.S. government agency obligations
   (exclude mortgage-backed securities):
   a. Issued by U.S. government
      agencies[1]                 1289                0 1290                0 1291                0  1293                  0 2.a.
   b. Issued by U.S. government
      sponsored agencies[2]       1294                0 1295                0 1297          828,000  1298            851,000 2.b.
3. Securities issued by states and
   political subdivisions
   in the U.S.                    8496                0 8497                0 8498        2,391,000  8499          2,454,000 3
4. Mortgage-backed securities (MBS)
   a. Pass-through securities:
      (1) Guaranteed by
          GNMA                    1698                0 1699                0 1701       14,461,000  1702         14,683,000 4.a.(1)
      (2) Issued by FNMA and
          FHLMC                   1703                0 1705                0 1706       12,887,000  1707         13,080,000 4.a.(2)
      (3) Other pass-through
          securities              1709                0 1710                0 1711            7,000  1713              8,000 4.a.(3)
   b. Other mortgage-backed securities
      (include CMOs, REMICs,
      and stripped MBS):
      (1) Issued or guaranteed by
          FNMA, FHLMC, or
          GNMA                    1714                0 1715                0 1716        1,689,000  1717          1,692,000 4.b.(1)
      (2) Collateralized by MBS issued
          or guaranteed by FNMA, FHLMC,
          or GNMA                 1718                0 1719                0 1731            2,000  1732              2,000 4.b.(2)
      (3) All other mortgage-backed
          securities              1733                0 1734                0 1735        2,811,000  1736          2,817,000 4.b.(3)
5. Asset-backed securities (ABS):
   a. Credit card
      receivables                 B838                0 B839                0 B840                0  B841                  0 5.a.
   b. Home equity
      lines                       B842                0 B843                0 B844                0  B845                  0 5.b.
   c. Automobile
      loans                       B846                0 B847                0 B848                0  B849                  0 5.c.
   d. Other consumer
      loans                       B850                0 B851                0 B852                0  B853                  0 5.d.
   e. Commercial and
      industrial
      loans                       B854                0 B855                0 B856                0  B857                  0 5.e.
   f. Other                       B858                0 B859                0 B860           18,000  B861             18,000 5.f.
6. Other debt securities:
   a. Other domestic debt
      securities                  1737                0 1738                0 1739        2,846,000  1741          2,867,000 6.a.
   b. Foreign debt
      securities                  1742                0 1743                0 1744          160,000  1746            168,000 6.b.

----------

1. Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

2. Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                    Page 12
SAN FRANCISCO, CA,  94163-0000                                    March 31, 2002

SCHEDULE HC-B - CONTINUED

                                                                                                      Dollar Amounts in Thousands
                              ------------------------------------------------   ------------------------------------------------
                                       -----HELD-TO-MATURITY-----                            -----AVAILABLE-FOR-SALE-----
                              ------------------------------------------------   ------------------------------------------------
                                    (Column  A)              (Column B)                (Column C)               (Column D)
                                   Amortized Cost            Fair Value              Amortized Cost            Fair Value(1)
                              -----------------------   ----------------------   -----------------------  -----------------------
                              BHCK   Bil | Mil | Thou   BHCK  Bil | Mil | Thou   BHCK   Bil | Mil | Thou  BHCK   Bil | Mil | Thou
                              ----   ----------------   ----  ----------------   ----   ----------------  ----   ----------------
7. Investments in mutual
   funds and other equity
   securities with readily
   determinable fair values                                                      A510            219,000  A511            276,000  7
8. Total (sum of 1 through 7)
   (total of column A must
   equal Schedule HC, item
   2.a) (total of column D
   must equal Schedule HC,    bhct                                                                        bhct
   item 2.b)                  1754                 0    1771               0     1772         39,467,000  1773         40,085,000  8

MEMORANDA

                                                                                          BHCK        Bil | Mil | Thou
                                                                                          -----       ----------------
1. Pledged securities[1]                                                                   0416             19,206,000  M.1.
2. Remaining maturity of debt securities (Schedule HC-B, items 1 through 6.b in columns A and D above):
   a. 1 year and less                                                                      0383              1,717,000  M.2.a.
   b. Over 1 year to 5 years                                                               0384              2,941,000  M.2.b.
   c. Over 5 years                                                                         0387             35,151,000  M.2.c.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date of sale or transfer)                                 1778                      0  M.3.

4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule HC-B, items 2, 3, 5, and 6):
   a. Amortized cost                                                                       8782                 19,000  M.4.a.
   b. Fair value                                                                           8783                 19,000  M.4.b.

----------

1. Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                    Page 13
SAN FRANCISCO, CA,  94163-0000                                    March 31, 2002

SCHEDULE HC-C - LOANS AND LEASE FINANCING RECEIVABLES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale and (2) other loans and leases, net of unearned income. Report loans and leases net of any applicable allocated transfer risk reserve. Exclude assets held for trading and commercial paper.

                                                                                           Dollar Amounts in Thousands
                                                                     -------------------------------------------------
                                                                         CONSOLIDATED           IN DOMESTIC OFFICES
                                                                           (Column  A)              (Column B)
                                                                     -----------------------   -----------------------
                                                                     BHCK   Bil | Mil | Thou   BHDM   Bil | Mil | Thou
                                                                     ----   ----------------   ----   ----------------
 1. Loans secured by real estate                                     1410        115,968,000                              1.
    a. Construction, land development, and other land loans                                    1415           7,972,000   1.a.
    b. Secured by farmland                                                                     1420           1,255,000   1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family
           residential properties and extended under lines of credit                           1797          14,583,000   1.c.(1)
       (2) Close-end loans secured by 1-4 family residential
           properties:
           (a) Secured by first liens                                                          5367          54,811,000   1.c.(2)(a)
           (b) Secured by junior liens                                                         5368          12,896,000   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties                               1460           1,834,000   1.d.
    e. Secured by nonfarm nonresidential properties                                            1480          22,334,000   1.e.
 2. Loans to depository institutions and acceptances of
    other banks                                                                                1288             130,000   2
    a. To U.S. banks and other U.S. depository institutions          1292             78,000                              2.a.
    b. To foreign banks                                              1296             63,000                              2.b.
 3. Loans to finance agricultural production and other loans
    to farmers                                                       1590          3,975,000   1590           3,975,000   3
 4. Commercial and industrial loans                                                            1766          41,435,000   4
    a. To U.S. addressees (domicile)                                 1763         41,345,000                              4.a.
    b. To non-U.S. addressees (domicile)                             1764            100,000                              4.b.
 5.  Not applicable
 6.  Loans to individuals for household, family, and other
     personal expenditures (i.e., consumer loans)
     (includes purchased paper)                                                                1975          34,405,000   6
     a. Credit cards                                                 B538          6,522,000                              6.a.
     b. Other revolving credit plans                                 B539          3,111,000                              6.b.
     c. Other consumer loans (includes single payment,
        installment, and all student loans)                          2011         27,038,000                              6.c.
 7.  Loans to foreign governments and official institutions
     (including foreign central banks)                               2081              3,000   2081               3,000   7
 8.  Not applicable
 9.  All other loans                                                 1635          2,583,000   1635           2,583,000   9
10.  Lease financing receivables (net of unearned income)                                      2165           9,242,000   10
     a. To U.S. addressees (domicile)                                2182          9,227,000                              10.a.
     b. To non-U.S. addresses (domicile)                             2183             15,000                              10.b.
11. LESS: Any unearned income on loans reflected in
    items 1-9 above                                                  2123                  0   2123                   0   11
12. Total (sum of items 1 through 10 minus item 11) (total of
    column A must equal Schedule HC, sum of items 4.a and 4.b)       2122        210,028,000   2122         207,458,000   12

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                    Page 14
SAN FRANCISCO, CA,  94163-0000                                    March 31, 2002

SCHEDULE HC-C - CONTINUED

                                                                                                Dollar Amounts in Thousands
                                                                                                ---------------------------
Memoranda                                                                                             CONSOLIDATED
                                                                                                ---------------------------
                                                                                                BHCK       Bil | Mil | Thou
                                                                                                ----       ----------------
 1. Loans and leases restructured and in compliance with modified terms (included in
    Schedule HC-C, above and not reported as past due or nonaccrual in Schedule
    HC-N, Memorandum item 2) (exclude loans secured by 1-4 family residential properties and loans to individuals for household, family, and other personal
    expenditures)                                                                               1616                      0    M.1.
 2. Loans to finance commercial real estate, construction, and land development activities
    (not secured by real estate) included in Schedule HC-C, items 4 and 9, column A, above      2746              6,715,000    M.2.
 3. Loans secured by real estate to non-U.S. addressees (domicile) (included in
    Schedule HC-C, item 1, column A)                                                            B837                 96,000    M.3.

SCHEDULE HC-D - TRADING ASSETS AND LIABILITIES

SCHEDULE HC-D IS TO BE COMPLETED BY BANK HOLDING COMPANIES THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE HC-K, ITEM 4.A) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING CALENDAR YEAR

                                                                                                Dollar Amounts in Thousands
                                                                                                ---------------------------
 ASSETS                                                                                         BHCK       Bil | Mil | Thou
                                                                                                ----       ----------------
 1. U.S. Treasury securities in domestic offices                                                3531                551,000    1
 2. U.S. government agency and corporation obligations in domestic offices (exclude
    mortgage-backed securities)                                                                 3532                752,000    2
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices      3533                 63,000    3
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                     3534                      0    4.a.
    b. Other MBS issued or guaranteed by FNMA,FHLMC, or GNMA (include CMOs,
       REMICs, and stripped MBS)                                                                3535                      0    4.b.
    c. All other mortgage-backed securities                                                     3536                448,000    4.c.
 5. Other debt securities in domestic offices                                                   3537                131,000    5
 6.-8. Not applicable
 9. Other trading assets in domestic offices                                                    3541              2,556,000    9
10. Trading assets in foreign offices                                                           3542                      0    10
11. Revaluation gains on interest rate, foreign exchange rate, equity, commodity and other contracts:
    a. In domestic offices                                                                      3543              1,807,000    11.a.
                                                                                                BHFN
    b. In foreign offices                                                                       3543                      0    11.b.
12. Total trading assets (sum of items 1 through 11)                                            bhct
    (must equal Schedule HC, item 5)                                                            3545              6,308,000    12

LIABILITIES                                                                                     BHCK
13. Liability for short positions                                                               3546                867,000    13
14. Revaluation losses on interest rate, foreign exchange rate, equity, commodity
    and other contracts                                                                         3547              2,362,000    14
                                                                                                bhct

15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule HC, item 15)        3548              3,229,000    15

WELLS FARGO & COMPANY                                                   FR Y-9 C
420 MONTGOMERY STREET                                                    Page 15
SAN FRANCISCO, CA, 94163-0000                                     March 31, 2002

SCHEDULE HC-E - DEPOSIT LIABILITIES[1]

                                                                                            Dollar Amounts in Thousands
                                                                                            ---------------------------
                                                                                              BHCB     Bil | Mil | Thou
                                                                                            -------    ----------------
  1.  Deposits held in domestic offices of commercial bank subsidiaries of the reporting bank holding company:
      a. Demand deposits                                                                       2210          31,914,000  1.a.
      b. NOW, ATS, and other transaction accounts                                              3187           2,333,000  1.b.
      c. Money market deposit accounts and other savings accounts                              2389         122,005,000  1.c.
      d. Time deposits of less than $100,000                                                   6648          18,755,000  1.d.
      e. Time deposits of $100,000 or more                                                     2604          12,546,000  1.e.
  2.  Deposits held in domestic offices of other depository institutions that are
      subsidiaries of the reporting bank holding company:                                      BHOD
                                                                                               ----
      a. Noninterest-bearing balances                                                          3189                   0  2.a.
      b. NOW, ATS, and other transaction accounts                                              3187                   0  2.b.
      c. Money market deposit accounts and other savings accounts                              2389                   0  2.c.
      d. Time deposits of less than $100,000                                                   6648                   0  2.d.
      e. Time deposits of $100,000 or more                                                     2604                   0  2.e.

MEMORANDA

                                                                                               BHDM   Bil | Mil | Thou
                                                                                               ----   ----------------
  1. Brokered deposits less than $100,000 with a remaining maturity of one year or less        A243                   0  M.1.
  2. Brokered deposits less than $100,000 with a remaining maturity of more than one year      A164                   0  M.2.
  3. Time deposits of $100,000 or more with a remaining maturity of one year or less           A242          10,604,000  M.3.
                                                                                               BHFN
  4. Foreign office time deposits with a remaining maturity of one year or less                A245           1,453,000  M.4.

----------

1. The sum of items 1.a through 1.e and items 2.a through 2.e. must equal the sum of Schedule HC, items 13.a.(1) and 13.a(2).

SCHEDULE HC-F - OTHER ASSETS

                                                                                                Dollar Amounts in Thousands
                                                                                                ---------------------------
                                                                                                 BHCK  Bil | Mil | Thou
                                                                                                 ----  ------------------
 1. Accrued interest receivable [1]                                                              B556           1,341,000  1
 2. Net deferred tax assets [2]                                                                  2148                   0  2
 3. Interest-only strips receivable (not in the form of a security) [3] on:
     a. Mortgage loans                                                                           A519           1,240,000  3.a.
     b. Other financial assets                                                                   A520             247,000  3.b.
 4. Equity securities that DO NOT have readily determinable fair values [4]                      1752           3,623,000  4
 5. Other                                                                                        2168          11,368,000  5
                                                                                                 bhct
 6. Total (sum of items 1 through 5) (must equal Schedule HC, item 11)                           2160          17,819,000  6

----------

 1. Include accrued interest receivable on loans, leases, debt securities and other interest-bearing assets.

 2. See discussion of deferred income taxes in Glossary entry on "income taxes."

 3. Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule HC, item 2.b, or as trading assets in Schedule HC, item 5, as appropriate.

 4. Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

SCHEDULE HC-G - OTHER LIABILITIES

                                                                                               Dollar Amounts in Thousands
                                                                                               ---------------------------
                                                                                                 BHCK   Bil | Mil | Thou
                                                                                                 ----   ----------------
 1. Not applicable
 2. Net deferred tax liabilities [1]                                                             3049           3,079,000  2
 3. Allowance for credit losses on off-balance sheet credit exposures                            B557                   0  3
 4. Other                                                                                        B984           9,947,000  4
                                                                                                 bhct
 5. Total (sum of items 2 through 4) (must equal Schedule HC, item 20)                           2750          13,026,000  5

----------

 1. See discussion of deferred income taxes in Glossary entry on "income taxes."

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 16
 SAN FRANCISCO, CA,  94163-0000                                   March 31, 2002

 SCHEDULE HC-H - INTEREST SENSITIVITY [1]

                                                                                                      Dollar Amounts in Thousands
                                                                                                      ---------------------------
                                                                                                       BHCK      Bil | Mil | Thou
                                                                                                      -----      ----------------
1. Earning assets that are repriceable within one year or mature within one year                       3197           125,334,000 1
2. Interest-bearing deposit liabilities that reprice within one year or mature within one year
   included in item 13.a(2) and 13.b(2) on schedule HC, Balance Sheet                                  3296            23,683,000 2
3. Long-term debt that reprices within one year included in items 16 and 19 on Schedule HC,
   Balance Sheet                                                                                       3298            11,235,000 3
4. Variable rate preferred stock (includes both limited-life and perpetual preferred stock)            3408                     0 4
5. Long-term debt reported in Schedule HC, item 19 on the Balance Sheet that is
   scheduled to mature within one year                                                                 3409               657,000 5

1. Bank holding companies with foreign offices have the option of excluding the smallest of such non-U.S. offices from coverage in this schedule. Such bank holding companies may omit the smallest of their offices in foreign countries when arrayed by total assets provided that the assets of the excluded offices do not exceed 50 percent of the total assets of the bank holding company's assets in foreign countries and 10 percent of the bank holding company's total consolidated assets as of the report date.

SCHEDULE HC-I - INSURANCE-RELATED UNDERWRITING ACTIVITIES (INCLUDING
REINSURANCE)
PART I - PROPERTY AND CASUALTY UNDERWRITING

SCHEDULE HC-I MUST BE COMPLETED BY ALL TOP-TIER BANK HOLDING COMPANIES. (SEE INSTRUCTIONS FOR ADDITIONAL INFORMATION.)

                                                          Dollar Amounts in Thousands
                                                          ---------------------------
 ASSETS                                                   BHCK       Bil | Mil | Thou
                                                          ----       ----------------
1. Reinsurance recoverables                                B988                50,000 1
2. TOTAL ASSETS                                            C244             1,756,000 2

LIABILITIES

3. Claims and claims adjustment expense reserves           B990               127,000 3
4. Unearned premiums                                       B991                30,000 4

5. TOTAL EQUITY                                            C245               922,000 5

6. NET INCOME                                              C246                39,000 6

 PART II - LIFE AND HEALTH UNDERWRITING

 ASSETS                                                    BHCK     Bil | Mil | Thou
                                                           ----     ----------------
1. REINSURANCE RECOVERABLES                                 C247               1,000 1
2. Separate account assets                                  B992                   0 2
3. TOTAL ASSETS                                             C248          16,633,000 3

LIABILITIES

4. Policyholder benefits and contractholder funds           B994              20,000 4
5. Separate account liabilities                             B996                   0 5

6. TOTAL EQUITY                                             C249          15,380,000 6

7. NET INCOME                                               C250             157,000 7

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 17
 SAN FRANCISCO, CA,  94163-0000                                   March 31, 2002

 SCHEDULE HC-K - QUARTERLY AVERAGES

                                                                                           Dollar Amounts in Thousands
                                                                                           ---------------------------
 ASSETS                                                                                    BHCK       Bil | Mil | Thou
                                                                                           ----       ----------------
 1. Securities                                                                             3515             39,136,000 1
 2. Federal funds sold and securities purchased under agreements to resell                 3365              1,769,000 2
 3. Loans and leases                                                                       3516            215,076,000 3
 4. a. Trading assets                                                                      3401              6,415,000 4.a.
    b. Other earning assets                                                                B985              3,761,000 4.b.
 5. Total consolidated assets                                                              3368            313,274,000 5
 LIABILITIES

 6. Interest-bearing deposits (domestic)                                                   3517            123,003,000 6
 7. Interest-bearing deposits (foreign)                                                    3404              6,586,000 7
 8. Federal funds purchased and securities sold under agreements to repurchase             3353             21,893,000 8
 9. All other borrowed money                                                               2635             50,365,000 9
10. Not applicable
 EQUITY CAPITAL

11. Equity capital (excludes limited-life preferred stock)                                 3519             27,983,000 11

(REPORT ONLY TRANSACTIONS WITH NONRELATED INSTITUTIONS)
SCHEDULE HC-L - DERIVATIVES AND OFF-BALANCE-SHEET ITEMS

                                                                                                 Dollar Amounts in Thousands
                                                                                                ----------------------------
                                                                                                BHCK        Bil | Mil | Thou
                                                                                                ----        ----------------
 1. Unused commitments (report only the unused portions of commitments that are fee paid or otherwise legally binding):
    a. Revolving, open-end loans secured by 1-4 family residential properties, e.g., home
        equity lines                                                                            3814              15,074,000 1.a.
    b. Credit card lines                                                                        3815              26,454,000 1.b.
    c. Commercial real estate, construction, and land development:
        (1) Commitments to fund loans secured by real estate                                    3816               6,259,000 1.c.(1)
        (2) Commitments to fund loans not secured by real estate                                6550               5,914,000 1.c.(2)
    d. Securities underwriting                                                                  3817                   9,000 1.d.
    e. Other unused commitments                                                                 3818              48,738,000 1.e.
2. Financial standby letters of credit and foreign office guarantees                            6566               1,642,000 2
    a. Amount of financial standby letters of credit conveyed to others                         3820                 369,000 2.a.
3. Performance standby letters of credit and foreign office guarantees                          6570               4,960,000 3
    a. Amount of performance standby letters of credit conveyed to others                       3822                 483,000 3.a.
4. Commercial and similar letters of credit                                                     3411                 835,000 4
5. Participations in acceptances conveyed to others by the reporting bank holding company       3428                   4,000 5
6. Securities lent                                                                              3433                       0 6
7. Credit derivatives:
    a. Notional amount of credit derivatives on which the reporting bank holding company
        or any of its consolidated subsidiaries is the guarantor                                A534               1,043,000 7.a.
        (1) GROSS POSITVE FAIR VALUE                                                            C219                   2,000 7.a.(1)
        (2) GROSS NEGATIVE FAIR VALUE                                                           C220                  11,000 7.a.(2)
    b. Notional amount of credit derivatives on which the reporting bank holding company
        or any of its consolidated subsidiaries is the beneficiary                              A535               1,040,000 7.b.
        (1) GROSS POSITVE FAIR VALUE                                                            C221                   9,000 7.b.(1)
        (2) GROSS NEGATIVE FAIR VALUE                                                           C222                       0 7.b.(2)
8. Spot foreign exchange contracts                                                              8765               1,808,000 8

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 18
 SAN FRANCISCO, CA,  94163-0000                                   March 31, 2002

 SCHEDULE HC-L - CONTINUED

                                                                                        Dollar Amounts in Thousands
                                                                                        ---------------------------
                                                                                        BHCK       Bil | Mil | Thou
                                                                                        ----       ----------------
9. All other off-balance-sheet items (exclude derivatives) (include in item 9 the aggregate amount all other off-balance sheet items that individually exceed 10% of schedule HC, item 28, "Total equity capital") (itemize and describe in items 9.a through 9.g only amounts that exceed 25% of
   Schedule HC, item 28)                                                                 3430                     0 9
   a. SECURITIES BORROWED                                                                3432                     0 9.a.
   b. COMMITMENTS TO PURCHASE WHEN ISSUED SECURITIES                                     3434                     0 9.b.
   c. COMMITMENTS TO SELL WHEN ISSUED SECURITIES                                         3435                     0 9.c.

  TEXT
 d. 6561                                                                                 6561                     0 9.d.

  TEXT
 e. 6562                                                                                 6562                     0 9.e.

  TEXT
 f. 6568                                                                                 6568                     0 9.f.

  TEXT
 g. 6586                                                                                 6586                     0 9.g.
10. Not applicable.

 WELLS FARGO & COMPANY                                                 FR Y-9 C
 420 MONTGOMERY STREET                                                  Page 19
 SAN FRANCISCO, CA,  94163-0000                                  March 31, 2002

 SCHEDULE HC-L - CONTINUED

 Derivatives Position Indicators                                                         Dollar Amounts in Thousands
---------------------------------      ----------------------------------------------------------------------------------
11. Gross amounts (e.g.,                    (Column A)           (Column B)           (Column C)        (Column D)
     notional amounts)                                            Foreign               Equity          Commodity
     (for each column,                     Interest Rate          Exchange            Derivative        and Other
     sum of items 11.a                       Contracts            Contracts           Contracts         Contracts
     through 11.e must                 -------------------  -------------------  -------------------  -------------------
     equal the sum of                  Tril |Bil |Mil |Tho  Tril |Bil |Mil |Tho  Tril |Bil |Mil |Tho  Tril |Bil |Mil |Tho
     items 12 and 13):                 -------------------  -------------------  -------------------  -------------------
   a. Future contracts                          44,637,000                    0                    0                    0  11.a.
                                                  BHCK8693             BHCK8694             BHCK8695             BHCK8696
   b. Forward contracts                        139,189,000           10,292,000                    0                    0  11.b.
                                                  BHCK8697             BHCK8698             BHCK8699             BHCK8700
   c. Exchange-traded option contracts:
      (1) Written options                      146,540,000                    0              116,000                    0  11.c.(1)
                                                  BHCK8701             BHCK8702             BHCK8703             BHCK8704
      (2) Purchased
          options                              193,259,000                1,000              111,000                    0  11.c.(2)
                                                  BHCK8705             BHCK8706             BHCK8707             BHCK8708

   d. Over-the-counter option contracts:
      (1) Written options                       55,689,000              259,000              267,000               88,000  11.d.(1)
                                                  BHCK8709             BHCK8710             BHCK8711             BHCK8712
      (2) Purchased
          options                               49,869,000              280,000              340,000               89,000  11.d.(2)
                                                  BHCK8713             BHCK8714             BHCK8715             BHCK8716
   e. Swaps                                     88,723,000                    0                    0               92,000  11.e.
                                                  BHCK3450             BHCK3826             BHCK8719             BHCK8720

12. Total gross notional amount
     of derivative contracts
     held for trading                          211,353,000           10,832,000              834,000              269,000  12
                                                  BHCKA126             BHCKA127             BHCK8723             BHCK8724

13. Total gross notional amount
     of derivative contracts held
     for purposes other than
     trading                                  (506,553,000)                   0                    0                    0  13
                                                  BHCK8725             BHCK8726             BHCK8727             BHCK8728

 WELLS FARGO & COMPANY                                                 FR Y-9 C
 420 MONTGOMERY STREET                                                  Page 20
 SAN FRANCISCO, CA, 94163-0000                                   March 31, 2002

 SCHEDULE HC-L - CONTINUED

                                                                                      Dollar Amounts in Thousands
                                  ----------------------------------------------------------------------------------------
                                     (Column A)             (Column B)             (Column C)              (Column D)
 14.  Gross fair values                                       Foreign                 Equity               Commodity
        of  derivative              Interest Rate             Exchange              Derivative             and Other
        contracts:                    Contracts               Contracts              Contracts             Contracts
                                  -------------------    -------------------    -------------------    -------------------
    a.  Contracts held            Tril |Bil |Mil |Tho    Tril |Bil |Mil |Tho    Tril |Bil |Mil |Tho    Tril |Bil |Mil |Tho
        for trading:              -------------------    -------------------    -------------------    -------------------
    (1) Gross positive
        fair value                          1,645,000                227,000                 26,000                 18,000 14.a.(1)
                                             BHCK8733               BHCK8734               BHCK8735               BHCK8736

    (2) Gross negative
        fair value                          1,675,000                160,000                 21,000                 18,000 14.a.(2)
                                             BHCK8737               BHCK8738               BHCK8739               BHCK8740

    b.  Contracts held for purposes
        other than trading:
    (1) Gross positve
        fair value                          1,858,000                      0                      0                      0 14.b.(1)
                                             BHCK8741               BHCK8742               BHCK8743               BHCK8744

    (2) Gross negative
        fair value                            527,000                      0                      0                      0 14.b.(2)
                                             BHCK8745               BHCK8746               BHCK8747               BHCK8748

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 21
 SAN FRANCISCO, CA, 94163-0000                                    March 31, 2002

 SCHEDULE HC-M - MEMORANDA

                                                                                                   Dollar Amounts in Thousands
                                                                             ----------------------------------------------------
                                                                             NUMBER (UNROUNDED)       BHCK       Bil | Mil | Thou
                                                                             ---------------------    ----       ----------------
 1. Total number of bank holding company  common shares
    outstanding                                                               3459   1,708,536,982                                1

 2. Debt maturing in one year or less (included in Schedule HC, items
    16 and 19) that is issued to unrelated third parties by bank
    subsidiaries                                                                                      6555             11,057,000 2
 3. Debt maturing in more than one year (included in Schedule HC, items 16 and 19) that is issued to unrelated third parties by bank
    subsidiaries                                                                                      6556              2,387,000 3

 4. Other assets acquired in satisfaction of debts previously
    contracted                                                                                        6557                 75,000 4

 5. Securities purchased under agreements to resell netted  against
    securities sold under agreements to repurchase on Schedule HC                                     A288                      0 5

 6. Investments in real estate (to be reported only by bank holding companies authorized by the Federal Reserve to have real estate
    investments)                                                                                      3656                 23,000 6

 7. Total assets of unconsolidated subsidiaries and associated
    companies                                                                                         5376             10,649,000 7

 8. HAS THE BANK HOLDING COMPANY ENTERED INTO A BUSINESS COMBINATION
    DURING THE CALENDAR YEAR THAT WAS ACCOUNTED FOR BY THE PURCHASE                                   BHCK
    METHOD OF ACCOUNTING? (ENTER "1" FOR YES; ENTER "2" FOR NO.)                                      C251                      1 8

 9. Has the bank holding company restated its financial statements during the last quarter as a result of new or revised Statements
    of Financial Accounting Standards?                                                                BHCK
    (Enter "1" for yes; enter "2" for no.)                                                            6689                      2 9

 10. Did your bank holding company reduce "Customers' liability on acceptances outstanding" by the amount of any participations (even
    immaterial amounts) in bankers acceptances (Enter "1" for yes;                                    BHCK
    enter "2" for no)                                                                                 6019                      2 10

 11. Have all changes in investments and activities have been reported to the Federal Reserve on the Bank Holding Company Report of
    Changes in Organizational Structure (FRY-10)? This item must be completed only by top-tier bank holding companies. Top-tier bank holding companies must not leave blank or enter "N/A." Lower-tier bank holding companies should report "N/A." The top-tier bank holding company must enter "1" for yes or for no changes to
    report, or enter "2" for no. If the answer to this question is no,                                BHCK
    complete the FRY-10                                                                               6416                      1 11

   ----
   TEXT
   ----
   6428
        Name of bank holding company official verifying FR Y-10                               Area Code and Phone Number (TEXT 9009)
        reporting (Please type or print)


                                                                                                  --------------------------
12. Intangible assets other than goodwill:                                                        BHCK      Bil | Mil | Thou
                                                                                                  ----      ----------------
     a. Mortgage servicing assets                                                                 3164         7,138,000 12.a.

        (1) Estimated fair value of mortgage servicing assets                6438    7,262,000                           12.a.(1)
     b. Purchased credit card relationships and nonmortgage servicing
        assets                                                                                    B026            81,000 12.b.
     c. All other identifiable intangible assets                                                  5507         1,017,000 12.c.
                                                                                                  bhct
     d. Total (sum of items 12.a, 12.b, and 12.c) (must equal Schedule
        HC, item 10.b)                                                                            0426         8,236,000 12.d.
13. Other real estate owned:                                                                      BHCK
     a. Real estate acquired in satisfaction of debts previously contracted                       2744           187,000 13.a.
     b. Other real estate owned                                                                   2745                 0 13.b.
                                                                                                  bhct

     c. Total (sum of items 13.a and 13.b) (must equal Schedule HC, item 7)                       2150           187,000 13.c.
14. Other borrowed money:                                                                         BHCK
     a. Commercial paper                                                                          2309         9,666,000 14.a.
     b. Other borrowed money with a remaining maturity  of one year or less                       2332        18,426,000 14.b.
     c. Other borrowed money with a remaining maturity of more than one year                      2333        18,921,000 14.c.
                                                                                                  bhct

     d. Total (sum of items 14.a., 14.b. and 14.c) (must equal
        Schedule HC, item 16)                                                                     3190        47,013,000 14.d.

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 22
 SAN FRANCISCO, CA, 94163-0000                                    March 31, 2002

 SCHEDULE HC-M  - CONTINUED

15. Does the holding company sell private label or third party mutual funds and                    BHCK
      annuities? (Enter "1" for yes; enter "2" for no)                                             B569            2 15

                                                                                                   BHCK      Bil | Mil | Thou
                                                                                                   ----      ----------------
16. Assets under management in proprietary mutual funds and annuities                              B570                     0 16

 The following three questions (items 17 through 19) will be used to determine if the reporting bank holding company must complete the Consolidated Bank
 Holding Company Report of Equity Investments in Nonfinancial Companies (FR
 Y-12): In most cases, these questions are only applicable to the top-tier BHC
 See the line item instructions for further details

17. Do your aggregate nonfinancial equity investments (see instructions for definition) equal or exceed the lesser of $200 million (on an acquisition
    cost basis) or 5 percent of the BHC's consolidated Tier 1 capital as of the                    BHCK
    report date? (Enter "1" for yes; enter "2" for no)                                             C159                     1 17

 If the answer to item 17 is no, your organization does not need to complete the FR Y-12. Skip items 18 and 19. If the answer to item 17 is yes, proceed to item
 18 and 19 below

18. Has the bank holding company made an effective election to become a financial                  BHCK
     holding company? (Enter "1" for yes; enter "2" for no)                                        C160                     1 18

19. Does the bank holding company hold, directly or indirectly, an Edge corporation, agreement corporation, or Small business investment company
    (SBIC) subsidiary or hold equities under section 4(c)(6) or 4(c)(7) of the
    Bank Holding Company Act?                                                                      BHCK
    (Enter "1" for yes; enter "2" for no)                                                          C161                     1 19

 If the answer to either item 18 or item 19 is yes, your organization must complete the FR Y-12. If the answer is no to both item 18 and item 19, your organization does not need to complete the FR Y-12.

 MEMORANDA ITEMS 20 AND 21 ARE TO BE COMPLETED ONLY BY TOP-TIER BANK HOLDING
 COMPANIES WHO HAVE MADE AN EFFECTIVE ELECTION TO BECOME A FINANCIAL HOLDING
 COMPANY. SEE THE LINE ITEM INSTRUCTIONS FOR FURTHER DETAILS.

20. NET ASSETS OF BROKER-DEALER SUBSIDIARIES ENGAGED IN UNDERWRITTING OR DEALING                   BHCK      Bil | Mil | Thou
    SECURITIES PURSUANT TO SECTION 4(K)(4(E) OF THE BANK HOLDING COMPANY ACT                       ----      ----------------
    AS AMENDED BY THE GRAMM-LEACH-BLILEY ACT                                                       C252                 4,692 20
21. NET ASSETS OF INSURANCE UNDERWRITING SUBSIDIARIES                                              C253                    77 21

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 23
 SAN FRANCISCO, CA,  94163-0000                                   March 31, 2002

 SCHEDULE HC-N - PAST DUE AND NONACCRUAL LOANS, LEASES AND OTHER ASSETS

                                                     (Column A)                (Column B)               (Column C)
                                                      Past due                  Past due                Nonaccrual
                                                 30 through 89 days         90 days or more
                                                 and still accruing        and still accruing
 1. Loans secured by real estate:              BHCK   Bil | Mil | Thou   BHCK   Bil | Mil | Thou  BHCK   Bil | Mil | Thou
                                               ----   ----------------   ----   ----------------  ----   ----------------
     a. Construction, land development,
        and other land loans in domestic
        offices                                2759       182,000        2769      37,000         3492            163,000 1.a.
     b. Secured by farmland in domestic
        offices                                3493        31,000        3494       1,000         3495             19,000 1.b.
     c. Secured by 1-4 family residential
        properties in domestic offices:
        (1) Revolving, open-end loans
            secured by 1-4 family
            residential properties and
            extended under lines of credit     5398        55,000        5399      13,000         5400             19,000 1.c.(1)
        (2) Closed-end loans secured by 1-4
            family residential properties:
        (a) SECURED BY FIRST LIENS             C236       868,000        C237     150,000         C229            224,000 1.c.(2)(a)
        (b) SECURED BY JUNIOR LIENS            C238       204,000        C239      63,000         C230              7,000 1.c.(2)(b)
     d. Secured by multifamily (5 or more)
        residential properties in domestic
        offices                                3499        32,000        3500       1,000         3501             13,000 1.d.
     e. Secured by nonfarm non-residential
        properties in domestic offices         3502       199,000        3503      23,000         3504            158,000 1.e.
     f. In foreign offices                     B572        11,000        B573       1,000         B574                  0 1.f.
2. Loans to depository institutions and
   acceptances of other banks:
     a. U.S. banks and other U.S. depository
        institutions                           5377             0        5378           0         5379                  0 2.a.
     b. Foreign banks                          5380             0        5381           0         5382                  0 2.b.
3. Loans to finance agricultural production
   and other loans to farmers                  1594        83,000        1597      13,000         1583             71,000 3
4. Commercial and industrial loans             1606       512,000        1607      31,000         1608            730,000 4

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 24
 SAN FRANCISCO, CA,  94163-0000                                   March 31, 2002

 SCHEDULE HC-N - CONTINUED

                                                       (Column A)                 (Column B)               (Column C)
                                                        Past due                   Past due                Nonaccrual
                                                   30 through 89 days          90 days or more
                                                   and still accruing         and still accruing
                                                 BHCK   Bil | Mil | Thou    BHCK   Bil | Mil | Thou   BHCK   Bil | Mil | Thou
                                                 ----   ----------------    ----   ----------------   ----   ----------------
 5. Loans to individuals for household,
    family, and other personal expenditures:
    a. Credit cards                              B575      144,000          B576    122,000           B577                  0  5.a.
    b. Other (includes single payment,
       installment, all student loans,
       and revolving credit plans
       other than credit cards)                  B578      827,000          B579    296,000           B580             45,000  5.b.
 6. Loans to foreign governments and official
    institutions                                 5389            0          5390          0           5391                  0  6
 7. All other loans                              5459       18,000          5460      2,000           5461              6,000  7
 8. Lease financing receivables                  1226      133,000          1227      1,000           1228            167,000  8
 9. Debt securities and other assets (exclude
    other real estate owned and other
    repossessed assets)                          3505        1,000          3506          0           3507              7,000  9
10. TOTAL (sum of items 1 through 9)             5524    3,300,000          5525    754,000           5526          1,629,000  10

================================================================================

Amount reported in Schedule HC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 11 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                       BHCK   Bil | Mil | Thou     BHCK   Bil | Mil | Thou   BHCK   Bil | Mil | Thou
                                                       ----   ----------------     ----   ----------------   ----   ----------------

11. Loans and leases reported in items
    1 through 8 above which are wholly
    or partially guaranteed by the
    U.S. Government                                    5612      427,000           5613    214,000           5614      86,000 11
    a. Guaranteed portion of loans and
       leases included in item 11 above                5615      426,000           5616    214,000           5617      84,000 11.a.

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 25
 SAN FRANCISCO, CA,  94163-0000                                   March 31, 2002

 SCHEDULE HC-N - CONTINUED

                                                         (Column A)                (Column B)               (Column C)
                                                          Past due                  Past due                Nonaccrual
 MEMORANDA                                           30 through 89 days         90 days or more
                                                     and still accruing        and still accruing
                                                   BHCK   Bil | Mil | Thou   BHCK   Bil | Mil | Thou   BHCK   Bil | Mil | Thou
                                                   ----   ----------------   ----   ----------------   ----   ----------------
1. Restructured loans and leases included
   in item 1 through 8 above (and not
   reported in Schedule HC-C,
   Memoranda item 1)                               1658            0         1659        1,000         1661             57,000  M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule HC-N, items 4 and 7 above              6558      176,000         6559        4,000         6560             29,000  M.2.
3. Loans and leases included in Schedule
   HC-N, items 1, 2, 4, 5, 6, 7, and 8
   extended to non-U.S. addressees                 3508       65,000         1912       24,000         1913              5,000  M.3.
4. Not applicable
5. LOANS AND LEASES HELD-FOR-SALE
   (INCLUDED IN SCHEDULE HC-N,
   ITEMS 1 THROUGH 8 ABOVE)                        C240      499,000         C241      201,000         C226             51,000  M.5

 ITEM 6 IS TO BE REPORTED ONLY BY BANK HOLDING COMPANIES WITH TOTAL CONSOLIDATED
 ASSETS OF $1 BILLION OR MORE, OR WITH $2 BILLION OR MORE IN PAR/NOTIONAL
 AMOUNTS OF OFF-BALANCE SHEET DERIVATIVE CONTRACTS (AS REPORTED IN SCHEDULE
 HC-L, ITEMS 11.A THROUGH 11.E).

                                                        BHCK   Bil | Mil | Thou   BHCK   Bil | Mil | Thou
                                                        ----   ----------------   ----   ----------------

6. Interest rate, foreign exchange rate,
   and commodity and equity contracts:
   Fair value of amounts carried as assets              3529            0         3530            0 M.6

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 26
 SAN FRANCISCO, CA, 94163-0000                                    March 31, 2002

 SCHEDULE HC-R - REGULATORY CAPITAL

 This schedule is to be submitted on a consolidated basis only by the top-tier bank holding company when the total consolidated assets of the company are $150 million or more.

                                                                                               Dollar Amounts in Thousands
TIER 1 CAPITAL                                                                                bhcx        Bil | Mil | Thou
                                                                                              ----        ----------------
 1. Total equity capital (from Schedule HC, item 28)                                          3210              28,327,000  1
 2. LESS: Net unrealized gains (losses) on available-for-sale securities[1]
    (if a gain, report as a positive value; if a loss, report as a negative                   BHCK
    value)                                                                                    8434                 408,000  2
 3. LESS: Net unrealized loss on available-for-sale equity securities[1]
     (Report loss as a positive value)                                                        A221                       0  3
 4. LESS: Accumulated net gains (losses) on cash flow hedges[1] (if a gain,
    report as as a positive value; if a loss, report as a negative value)                     4336                 324,000  4
 5. LESS: Nonqualifying perpetual preferred stock                                             B588                       0  5
 6. Qualifying minority interests in consolidated subsidiaries                                B589               3,041,000  6
 7. LESS: Disallowed goodwill and other disallowed intangible assets                          B590              10,382,000  7
 8. SUBTOTAL (SUM OF ITEMS 1 AND 6, LESS ITEMS 2, 3, 4, 5, AND 7)                             C227              20,254,000  8
 9. a. LESS: Disallowed servicing assets and purchased credit card relationships              B591                 602,000  9.a.
    b. LESS: Disallowed deferred tax assets                                                   5610                       0  9.b.
10. Other additions to (deductions from) Tier 1 capital                                       B592                       0  10
11. TIER 1 CAPITAL (SUM OF ITEMS 8 AND 10, LESS ITEMS 9.a AND 9.b)                            8274              19,652,000  11

TIER 2 CAPITAL

12. Qualifying subordinated debt and redeemable preferred stock                               5306               5,600,000  12
13. Cumulative perpetual preferred stock includible in Tier 2 capital                         B593                       0  13
14. Allowance for loan and lease losses includible in Tier 2 capital                          5310               3,206,985  14
15. Unrealized gains on available-for-sale equity securities includible in
    Tier 2 capital                                                                            2221                  26,000  15
16. Other Tier 2 capital components                                                           B594                       0  16
17. Tier 2 capital (sum of items 12 through 16)                                               5311               8,832,985  17
18. Allowable Tier 2 capital (lesser of item 11 and 17)                                       8275               8,832,985  18

19. Tier 3 capital allocated for market risk                                                  1395                       0  19
20. LESS: Deductions for total risk-based capital                                             B595                       0  20
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)                      3792              28,484,985  21

TOTAL ASSETS FOR LEVERAGE RATIO                                                               BHCT
22. Average total assets (from Schedule HC-K, item 5)                                         3368             313,274,000  22
23. LESS: Disallowed goodwill and other disallowed intangible assets
    (from item 7 above)                                                                       B590              10,382,000  23
24. LESS: Disallowed servicing assets and purchased credit card relationships
      (from item 9.a above)                                                                   B591                 602,000  24
25. LESS: Disallowed deferred tax assets (from item 9.b above)                                5610                       0  25
                                                                                              BHCK

26. LESS: Other deductions from assets for leverage capital purposes                          B596                       0  26
27. Average total assets for leverage capital purposes (item 22 less item
    23 through 26)                                                                            A224             302,290,000  27
28.-30. Not applicable

CAPITAL RATIOS                                                                                BHCK              Percentage
                                                                                              ----              ----------
31. Tier 1 leverage ratio (item 11 divided by item 27)                                        7204                    6.50% 31
32. Tier 1 risk-based capital ratio (item 11 divided by item 62)                              7206                    7.68% 32
33. Total risk-based capital ratio (item 21 divided by item 62)                               7205                   11.13% 33

[1] Report amount included in Schedule HC, item 26.b, "Accumulated other comprehensive income."

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 27
 SAN FRANCISCO, CA, 94163-0000                                    March 31, 2002

SCHEDULE HC-R - CONTINUED

Bank holding companies are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balances sheet item that qualifies for a risk weight to less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule HC-R, each bank holding company should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank holding company can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent of derivatives).

                                                                                                                           C000
                                                                        ------------------------------------------------------
                                                                          (Column C)          (Column D)        (Column E)
                                     (Column A)         (Column B)      ------------------------------------------------------
                                       Totals           Items not                  Allocated by Risk Weight  Category
                                       (from            Subject to      ------------------------------------------------------
                                    Schedule HC)      Risk-Weighting          0%                 20%                50%
   Dollar Amounts in Thousands    Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou
                                  ----------------   ----------------   ----------------   ----------------   ----------------
BALANCE SHEET ASSETS                                        BHCE               BHC0              BHC2               BHC5
CATEGORIES
34. Cash and due from
    depository institutions
    (column A equals the
    sum of Schedule HC,
    items 1.a, 1.b.(1)                BHCK0010
    and 1.b.(2))                    15,821,000                            3,258,000         12,563,000
35. Held-to-maturity                  bhcx1754
    securities                               0                  0                 0                  0                 0
36. Available-for-sale                bhcx1773
    securities                      40,085,000            593,000        15,609,000         16,583,000           855,000
37. Federal funds sold
    and securities purchased
    under agreements to               BHCKC225
    resell                           2,788,000                                    0          2,788,000
38. Loans and leases                  bhct5369
    held for sale                   31,581,000                  0                 0          7,883,000        23,446,000
39. Loans and leases,
    net of unearned                   bhctB528
    income[1]                      178,447,000                  0                 0          1,531,000        26,821,000
40. LESS: Allowances
    for loan and lease                bhcx3123
    losses                           3,842,000          3,842,000
    xx                                bhcx3545
41. Trading assets                   6,308,000          6,308,000                 0                  0                 0
    xx                                BHCKB639

42. All other assets[2]             40,321,000         11,078,000           792,000          3,584,000           989,000
43. Total assets
    (sum of items 34                  bhct2170
    through 42)                    311,509,000         14,137,000        19,659,000         44,932,000        52,111,000

                                       (Column F)

                                  -------------------
                                          100%
   Dollar Amounts in Thousands       Bil | Mil | Thou
                                     ----------------
BALANCE SHEET ASSETS                       BHC9
CATEGORIES
34. Cash and due from
    depository institutions
    (column A equals the
    sum of Schedule HC,
    items 1.a, 1.b.(1)
    and 1.b.(2))                                    0  34
35. Held-to-maturity
    securities                                      0  35
36. Available-for-sale
    securities                              6,445,000  36
37. Federal funds sold
    and securities purchased
    under agreements to
    resell                                          0  37
38. Loans and leases
    held for sale                             252,000  38
39. Loans and leases,
    net of unearned
    income[1]                             150,095,000  39
40. LESS: Allowances
    for loan and lease
    losses                                             40
    xx
41. Trading assets                                  0  41
    xx

42. All other assets[2]                    23,878,000  42
43. Total assets
    (sum of items 34
    through 42)                           180,670,000  43


(1) Include any allocated transfer risk reserve in column B.

(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customer's liability on acceptances outstanding, intangible assets, and other assets.

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 28
 SAN FRANCISCO, CA, 94163-0000                                    March 31, 2002

 SCHEDULE HC-R - CONTINUED

                                       (Column A)                           (Column B)
                                       Face Value         Credit              Credit
                                       of Notional       Conversion         Equivalent
           Dollar Amounts                Amount            Factor            Amount[1]
             in Thousands          Bil | Mil | Thou                      Bil | Mil | Thou
             ------------          ----------------      -----------     ----------------
DERIVATIVES AND OFF-
BALANCE SHEET ITEMS
44. Financial standby                   BHCKB546           Note[2]                 BHCE
    letters of credit                  1,642,000             1.000            1,642,000
45. Performance
    standby letters                     bhct6570
    of credit                          4,960,000              0.50            2,480,000
46. Commercial and
    similar letters                     bhct3411
    of credit                            835,000              0.20              167,000
47. Risk participations in
    bankers acceptances
    acquired by the                     BHCK3429
    reporting institution                      0              1.00                    0
48. Securities                          bhct3433
    lent                                       0              1.00                    0
49. Retained recourse
    on small business
    obligations sold with               BHCKA250
    recourse                                   0              1.00                    0
50. Recourse and direct credit
    substitutes (other than
    financial standby letters
    of credit) subject to the
    low-level exposure rule
    and residual interests
    subject to a
    dollar-for-dollar                   BHCKB541           Note[3]
    capital requirement                   94,000             9,021              848,000
51. All other financial
    assets sold with                    BHCKB675
    recourse                              24,000              1.00               24,000
52. All other off-
    balance sheet                       BHCKB681
    liabilites                                 0              1.00                    0
53. Unused commit-
    ments with an original
    maturity exceeding                  BHCK6572
    one year                          62,648,000              0.50           31,324,000
54. Derivative                                                                 BHCEA167
    contracts                                                                 4,839,000

                                     (Column C)     (Column D)      (Column E)      (Column F)
                                                      Allocated by Risk Weight Category
                                  -------------------------------------------------------------------------
           Dollar Amounts                0%                20%                50%               100%
             in Thousands         Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou
             ------------         ----------------   ----------------   ----------------   ----------------
Derivatives and Off-
Balance Sheet Items
44. Financial standby                   BHC0                 BHC2              BHC5                    BHC9
    letters of credit                      0              369,000                 0               1,273,000  44
45. Performance
    standby letters
    of credit                              0              242,000                 0               2,238,000  45
46. Commercial and
    similar letters
    of credit                              0                    0                 0                 167,000  46
47. Risk participations in
    bankers acceptances
    acquired by the
    reporting institution                  0                    0                                         0  47
48. Securities
    lent                                   0                    0                 0                       0  48
49. Retained recourse
    on small business
    obligations sold with
    recourse                               0                    0                 0                       0  49
50. Recourse and direct credit
    substitutes (other than
    financial standby letters
    of credit) subject to the
    low-level exposure rule
    and residual interests
    subject to a
    dollar-for-dollar
    capital requirement                                                                             848,000  50
51. All other financial
    assets sold with
    recourse(24,000)                       0                    0                 0                  24,000  51
52. All other off-
    balance sheet
    liabilites                             0                    0                 0                       0  52
53. Unused commit-
    ments with an original
    maturity exceeding
    one year                               0                    0                 0              31,324,000  53
54. Derivative
    contracts                        715,000            2,611,000         1,513,000                          54


1.  Column A multiplied by credit conversion factor.

2. For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.50 or an institution specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.

3.  Or institution-specific factor.

 WELLS FARGO & COMPANY                                                  FR Y-9 C
 420 MONTGOMERY STREET                                                   Page 29
 SAN FRANCISCO, CA, 94163-0000                                    March 31, 2002

 SCHEDULE HC-R - CONTINUED

                                             (Column C)          (Column D)           (Column E)           (Column F)
                                          ------------------------------------------------------------------------------
                                                                  Allocated by Risk Weight Category
                                          ------------------------------------------------------------------------------
                                                0%                   20%                  50%                 100%
    Dollar Amounts in Thousands           Bil | Mil | Thou     Bil | Mil | Thou     Bil | Mil | Thou    Bil | Mil | Thou
                                          ----------------     ----------------     ----------------    ----------------
TOTALS
55. Total assets, derivatives, and off-
    balance sheet items by risk weight
    category (for each column, sum of             BHCKB696             BHCKB697             BHCKB698            BHCKB699
    items 43 through 54)                        20,374,000           48,154,000           53,624,000         216,544,000   55

56. Risk weight factor                                 *0%                 *20%                 *50%               *100%   56
57. Risk-weighted assets by risk weight
    category (for each column, item 55            BHCKB700             BHCKB701             BHCKB702            BHCKB703
    multiplied by item 56)                              0             9,630,800           26,812,000         216,544,000   57

                                                                                                                BHCK1651
58. Market risk equivalent assets                                                                              3,572,000   58
59. Risk-weighted assets before
    deductions for excess allowance
    for loan and lease losses and
    allocated transfer risk reserve
    (sum of item 57, columns C                                                                                  BHCKB704
    through F, and item 58)                                                                                  256,558,800   59
60. LESS: Excess allowance for loan                                                                             BHCKA222
    and lease losses                                                                                             635,015   60
61. LESS: Allocated transfer risk                                                                               BHCK3128
    reserve                                                                                                            0   61
62. Total risk-weighted assets (item 59                                                                         BHCKA223
    minus items 60 and 61)                                                                                   255,923,785   62

 WELLS FARGO & COMPANY                                                 FR Y-9 C
 420 MONTGOMERY STREET                                                  Page 30
 SAN FRANCISCO,  CA,  94163-0000                                 March 31, 2002

 SCHEDULE HC-R - CONTINUED

 MEMORANDA

                                                     Dollar Amounts in Thousands              BHCK       Bil | Mil | Thou
                                                                                              ----       ----------------
 1. Current credit exposure across all derivative contracts covered by the
    risk-based capital standards                                                              8764              3,768,000  M.1.

                                                                  With a remaining maturity of
                                       -----------------------------------------------------------------------------------------
                                                                           (Column B)
                                             (Column A)                  Over one year                   (Column C)
                                          One year or less             through five years             Over five years
2. Notional principal amounts of       ------------------------     ------------------------     ------------------------
   derivative contracts:[1]            BHCK   Tril|Bil|Mil|Thou     BHCK   Tril|Bil|Mil|Thou     BHCK   Tril|Bil|Mil|Thou
                                       ----   -----------------     ----   -----------------     ----   -----------------
a. Interest rate contracts             3809         380,965,000     8766          57,045,000     8767          33,030,000  M.2.a.
b. Foreign exchange contracts          3812           7,130,000     8769           3,443,000     8770                   0  M.2.b.
c. Gold contracts                      8771                   0     8772                   0     8773                   0  M.2.c.
d. Other precious metals contracts     8774                   0     8775                   0     8776                   0  M.2.d.
e. Other commodity contracts           8777             163,000     8778              18,000     8779                   0  M.2.e.
f. Equity derivative contracts         A000             394,000     A001              57,000     A002                   0  M.2.f.

 3. Perpetual preferred stock (including related surplus):                               BHCK      Bil | Mil | Thou
                                                                                        -----      -----------------
   a. Perpetual preferred stock eligible for inclusion in Tier 1 capital:
      (1) Noncumulative perpetual preferred stock                                        5479                      0   M.3.a.(1)
      (2) Cumulative perpetual preferred stock                                           5990                 51,000   M.3.a.(2)
   b. Cumulative preferred stock (e.g., trust preferred securities) included and reported in "Minority interest in consolidated subsidiaries and
      similar items", on Schedule HC                                                     A507              2,885,000   M.3.b.
4. Offsetting debit to the liability (i.e., the contra account) for Employee
   Stock Ownership Plan (ESOP) debt guaranteed by the reporting bank holding
   company (included in Schedule HC, item 27)                                            2771                      0   M.4.
5. Treasury stock (including offsetting debit to the liability for ESOP debt)
   (included in Schedule HC, item 27):
   a. In the form of perpetual preferred stock                                           5483                      0   M.5.a.
   b. In the form of common stock                                                        5484              1,375,000   M.5.b.

---------------

1. Exclude foreign exchange contracts with an original maturity of 14 days or less and all future contracts.

 WELLS FARGO & COMPANY                                                 FR Y-9 C
 420 MONTGOMERY STREET                                                  Page 31
 SAN FRANCISCO,  CA,  94163-0000                                 March 31, 2002

 SCHEDULE HC-S - SERVICING, SECURITIZATION, AND ASSETS SALE ACTIVITIES


                                        (Column A)         (Column B)         (Column C)       (Column D)
                                        1-4 Family            Home              Credit            Auto
                                        Residential          Equity              Card             Loans
                                           Loans              Lines           Receivables
                  Dollar Amounts     ----------------   ----------------   ----------------   ----------------
                    in Thousands     Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou
                                     ----------------   ----------------   ----------------   ----------------
SECURITIZATION ACTIVITIES
1. Outstanding principal balance
   of assets sold and securitized
   with servicing retained or
   with recourse or other
   seller-provided credit                    BHCKB705           BHCKB706           BHCKB707           BHCKB708
   enhancements                           365,096,000                  0                  0          2,360,000
2. Maximum amount of credit
   exposure arising from
   recourse or other seller-
   provided credit enhance-
   ments provided to struct-
   ures reported in item 1
   in the form of:
   a. Retained interest-
      only strips (included
      in HC-B, HC-D,                         BHCKB712           BHCKB713           BHCKB714           BHCKB715
      or HC-F)                                      0                  0                  0            229,000
   b. Standby letters of
      credit, subordinated
      securities,and other                   BHCKB719           BHCKB720           BHCKB721           BHCKB722
      enhancements                                  0                  0                  0             43,000
3. Reporting institution's
   unused commitments
   to provide liquidity to
   structures reported in                    BHCKB726           BHCKB727           BHCKB728           BHCKB729
   item 1                                           0                  0                  0                  0
4. Past due loan amounts
   included in item 1:
   a. 30-89 days past                        BHCKB733           BHCKB734           BHCKB735           BHCKB736
      due                                  10,953,000                  0                  0             69,000
   b. 90 days or more                        BHCKB740           BHCKB741           BHCKB742           BHCKB743
      past due                              5,476,000                  0                  0              9,000
5. Charge-offs and recoveries
   on assets sold and securitiz-
   ed with servicing retained
   or with recourse or other
   seller-provided credit
   enhancements (calendar
   year-to-date):                            BHCKB747           BHCKB748           BHCKB749           BHCKB750
   a. Charge-offs                                   0                  0                  0             20,000
                                             BHCKB754           BHCKB755           BHCKB756           BHCKB757
   b. Recoveries                                    0                  0                  0              6,000

                                                                                       C000
                                       (Column E)         (Column F)         (Column G)
                                         Other            Commercial         All Other
                                        Consumer        and Industrial          Loans
                                          Loans              Loans           and Leases
                  Dollar Amounts     ----------------   ----------------   ----------------
                    in Thousands     Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou
                                     ----------------   ----------------   ----------------
SECURITIZATION ACTIVITIES
1. Outstanding principal balance
   of assets sold and securitized
   with servicing retained or
   with recourse or other
   seller-provided credit                    BHCKB709           BHCKB710           BHCKB711
   enhancements                               735,000          5,881,000            143,000 1
2. Maximum amount of credit
   exposure arising from
   recourse or other seller-
   provided credit enhance-
   ments provided to struct-
   ures reported in item 1
   in the form of:
   a. Retained interest-
      only strips (included
      in HC-B, HC-D,                         BHCKB716           BHCKB717           BHCKB718
      or HC-F)                                      0                  0                  0 2.a.
   b. Standby letters of
      credit, subordinated
      securities,and other                   BHCKB723           BHCKB724           BHCKB725
      enhancements                                  0                  0                  0 2.b.
3. Reporting institution's
   unused commitments
   to provide liquidity to
   structures reported in                    BHCKB730           BHCKB731           BHCKB732
   item 1                                           0                  0                  0 3
4. Past due loan amounts
   included in item 1:
   a. 30-89 days past                        BHCKB737           BHCKB738           BHCKB739
      due                                      20,000                  0              5,000 4.a.
   b. 90 days or more                        BHCKB744           BHCKB745           BHCKB746
      past due                                 21,000                  0              1,000 4.b.
5. Charge-offs and recoveries
   on assets sold and securitiz-
   ed with servicing retained
   or with recourse or other
   seller-provided credit
   enhancements (calendar
   year-to-date):                            BHCKB751           BHCKB752           BHCKB753
   a. Charge-offs                               5,000                  0              1,000 5.a.
                                             BHCKB758           BHCKB759           BHCKB760
   b. Recoveries                                    0                  0                  0 5.a.

 WELLS FARGO & COMPANY                                                 FR Y-9 C
 420 MONTGOMERY STREET                                                  Page 32
 SAN FRANCISCO, CA, 94163-0000                                   March 31, 2002

 SCHEDULE HC-S - CONTINUED

                                                  (Column A)        (Column B)          (Column C)         (Column D)
                                                  1-4 Family           Home               Credit              Auto
                                                 Residential          Equity               Card              Loans
                                                    Loans              Lines            Receivables
    Dollar Amounts                             ----------------   ----------------   ----------------   ----------------
      in Thousands                             Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou
                                               ----------------   ----------------   ----------------   ----------------
 6. Amount of owner-
    ship (or seller's)
    interest carried as:                                                  BHCKB761           BHCKB762
    a. Securities (included in HC-B)                                             0                  0
                                                                          BHCKB500           BHCKB501
    b. Loans (included in HC-C)                                                  0                  0
 7. Past due loan amounts included
    in interests reported in item 6.a:                                    BHCKB764           BHCKB765
    a. 30-89 days past due                                                       0                  0
    b. 90 days or more                                                    BHCKB767           BHCKB768
       past due                                                                  0                  0
 8. Charge-offs and recoveries on
    loan amounts included in interests
    reported in item 6.a (calendar
    year-to-date):                                                        BHCKB770           BHCKB771
    a. Charge-offs                                                               0                  0
                                                                          BHCKB773           BHCKB774
    b. Recoveries                                                                0                  0

FOR SECURITIZATION FACILITIES SPONSORED BY OR
OTHERWISE ESTABLISHED BY OTHER INSTITUTIONS

 9. Maximum amount of credit exposure
    arising from credit enhancements
    provided by the reporting institution
    to other institutions' securitization
    structures in the form of standby
    letters of credit, purchased subordi-
    nated securities, and                              BHCKB776           BHCKB777           BHCKB778           BHCKB779
    other enhancements                                        0                  0                  0                  0
10. Reporting institution's
    unused commitments to
    provide liquidity to other
    institution's securitiz-                           BHCKB783           BHCKB784           BHCKB785           BHCKB786
    ation structures                                          0                  0                  0                  0

ASSET SALES
11. Assets sold with recourse
    or other seller-provided
    credit enhancements                                BHCKB790           BHCKB791           BHCKB792           BHCKB793
    and not securitized                                       0                  0                  0                  0
12. Maximum amount of credit
    exposure arising from recourse
    of other seller-provided credit
    enhancements provided
    to assets reported in                              BHCKB797           BHCKB798           BHCKB799           BHCKB800
    item 11                                                   0                  0                  0                  0

                                                    (Column E)          (Column F)       (Column G)
                                                       Other            Commercial        All Other
                                                     Consumer         and Industrial        Loans
                                                       Loans              Loans
    Dollar Amounts                                ----------------   ----------------   ----------------
      in Thousands                                Bil | Mil | Thou   Bil | Mil | Thou   Bil | Mil | Thou
                                                  ----------------   ----------------   ----------------
 6. Amount of owner-
    ship (or seller's)
    interest carried as:                                                     BHCKB763
    a. Securities (included in HC-B)                                                0                   6.a.
                                                                             BHCKB502
    b. Loans (included in HC-C)                                                     0                   6.b.
 7. Past due loan amounts included
    in interests reported in item 6.a:                                       BHCKB766
    a. 30-89 days past due                                                          0                   7.a.
    b. 90 days or more                                                       BHCKB769
       past due                                                                     0                   7.b.
 8. Charge-offs and recoveries on
    loan amounts included in interests
    reported in item 6.a (calendar
    year-to-date):                                                           BHCKB772
    a. Charge-offs                                                                  0                   8.a.
                                                                             BHCKB775
    b. Recoveries                                                                   0                   8.b.

FOR SECURITIZATION FACILITIES SPONSORED BY OR
OTHERWISE ESTABLISHED BY OTHER INSTITUTIONS

 9. Maximum amount of credit exposure
    arising from credit enhancements
    provided by the reporting institution
    to other institutions' securitization
    structures in the form of standby
    letters of credit, purchased subordi-
    nated securities, and                                 BHCKB780           BHCKB781         BHCKB782
    other enhancements                                           0                  0                0  9
10. Reporting institution's
    unused commitments to
    provide liquidity to other
    institution's securitiz-                              BHCKB787           BHCKB788         BHCKB789
    ation structures                                             0                  0                0 10

ASSET SALES
11. Assets sold with recourse
    or other seller-provided
    credit enhancements                                   BHCKB794           BHCKB795         BHCKB796
    and not securitized                                      1,000             69,000                0 11
12. Maximum amount of credit
    exposure arising from recourse
    of other seller-provided credit
    enhancements provided
    to assets reported in                                 BHCKB801           BHCKB802         BHCKB803
    item 11                                                  1,000             16,000                0 12

 WELLS FARGO & COMPANY                                                 FR Y-9 C
 420 MONTGOMERY STREET                                                  Page 33
 SAN FRANCISCO, CA, 94163-0000                                   March 31, 2002

 SCHEDULE HC-S - CONTINUED

 MEMORANDA

                                                     Dollar Amounts in Thousands              BHCK       Bil | Mil | Thou
                                                                                              ----       ----------------
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
   a. Outstanding principal balance                                                           A249                      0 M.1.a.
                                                                                              bhct

   b. Amount of retained recourse on these obligations as of the report date                  A250                      0 M.1.b.
2. Outstanding principal balance of assets serviced for others:
   a. 1-4 family residential mortgages serviced with recourse or other
      servicer-provided                                                                       BHCK
      credit enhancements                                                                     B804                574,000 M.2.a.
   b. 1-4 family residential mortgages serviced with no recourse or other
      servicer-provided credit enhancements                                                   B805            512,095,000 M.2.b.
   c. Other financial assets[1]                                                               A591             41,102,000 M.2.c.
3. Asset-backed commercial paper conduits:
   a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:

      (1) Conduits sponsored by the bank, a bank affiliate, or the bank holding company       B806                      0 M.3.a.(1)
      (2) Conduits sponsored by other unrelated institutions                                  B807                      0 M.3.a.(2)
   b. Unused commitments to provide liquidity to conduit structures:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank holding company       B808                      0 M.3.b.(1)
      (2) Conduits sponsored by other unrelated institutions                                  B809                      0 M.3.b.(2)

-----------
1. Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.

 WELLS FARGO & COMPANY                                                 FR Y-9 C
 420 MONTGOMERY STREET                                                  Page 34
 SAN FRANCISCO,  CA,  94163-0000                                 March 31, 2002

 NOTES TO THE BALANCE SHEET

Enter in the lines provided below any additional information on specific line items on the balance sheet or its supporting schedules that the bank holding company wishes to explain, that has been separately disclosed in the bank holding company's quarterly reports to its shareholders, in its press releases, or on its quarterly reports to the Securities and Exchange Commission (SEC). Also include any transactions which previously would have appeared as footnotes to Schedules HC through HC-S.

Each additional piece of information disclosed should include the appropriate reference to schedule and item number, as well as a description of the additional information and the dollar amount (in thousands of dollars) associated with that disclosure.

EXAMPLE

A bank holding company has guaranteed a new loan for its leveraged Employee Stock Ownership Plan (ESOP) for $750 thousand and that amount has increased the bank holding company's long-term unsecured debt by a material amount. The bank holding company has disclosed that change to its stockholders and to the SEC. Enter on the line item below the following information:

   TEXT                                                       BHCK       Bil | Mil | Thou
   ----                                                       ----       ----------------
   0000    Sch. HC, item 16, New loan to holding company's
           ESOP guaranteed by bank holding company
                                                              0000                    750

                                                              Dollar Amount in Thousands
 NOTES TO THE BALANCE SHEET                                   ---------------------------
   TEXT                                                       BHCK       Bil | Mil | Thou
   ----                                                       ----       ----------------
     1.
   5356
                                                               5356                     0  1
     2.
   5357
                                                               5357                     0  2
     3.
   5358
                                                               5358                     0  3
     4.
   5359
                                                               5359                     0  4
     5.
   5360
                                                               5360                     0  5
     6.
   B027
                                                               B027                     0  6
     7.
   B028
                                                               B028                     0  7
     8.
   B029
                                                               B029                     0  8
     9.
   B030
                                                               B030                     0  9
     10.
   B031
                                                               B031                     0  10

 WELLS FARGO & COMPANY                                                 FR Y-9 C
 420 MONTGOMERY STREET                                                  Page 35
 SAN FRANCISCO,  CA,  94163-0000                                 March 31, 2002

                                                              Dollar Amount in Thousands
 NOTES TO THE BALANCE SHEET                                   ---------------------------
   TEXT                                                       BHCK       Bil | Mil | Thou
   ----                                                       ----       ----------------
     11.
   B032
                                                               B032                     0  11
     12.
   B033
                                                               B033                     0  12
     13.
   B034
                                                               B034                     0  13
     14.
   B035
                                                               B035                     0  14
     15.
   B036
                                                               B036                     0  15
     16.
   B037
                                                               B037                     0  16
     17.
   B038
                                                               B038                     0  17
     18.
   B039
                                                               B039                     0  18
     19.
   B040
                                                               B040                     0  19
     20.
   B041
                                                               B041                     0  20